                                                                    Exhibit 99.6

================================================================================

                      HUB INTERNATIONAL LIMITED PARTNERSHIP

       5.71% Amended and Restated Series A Senior Notes due April 4, 2011 6.16% Amended and Restated Series B Senior Notes due June 15, 2013

                                   ----------

                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                                   ----------

                            Dated as of April 4, 2006

================================================================================

                                TABLE OF CONTENTS

SECTION                              HEADING                                PAGE
-------                              -------                                ----
SECTION 1. BACKGROUND; AMENDMENT AND RESTATEMENT OF EXISTING NOTE
   PURCHASE AGREEMENTS AND EXISTING NOTES; AND EFFECTIVE DATE............     1
   Section 1.1.   Background.............................................     1
   Section 1.2.   Amendment and Restatement of Existing Note Purchase
                     Agreements..........................................     1
   Section 1.3.   Amendment and Restatement of Existing Notes............     2
   Section 1.4.   Agreement and Consent of the Noteholders...............     2
   Section 1.5.   Defined Terms, Etc.....................................     2
   Section 1.6.   Several Obligations....................................     2
   Section 1.7.   Effect of Amendment and Restatement....................     2
   Section 1.8.   Effective Date.........................................     2
   Section 1.9.   Survival of Payment Obligations........................     3

SECTION 2. [INTENTIONALLY OMITTED].......................................     3

SECTION 3. [INTENTIONALLY OMITTED].......................................     3

SECTION 4. CONDITIONS TO EFFECTIVE DATE..................................     3
   Section 4.1.   Guaranty Agreement.....................................     4
   Section 4.2.   Termination of Existing Credit Agreement and Bridge
                     Loan Credit Agreement; New Credit Agreement.........     4
   Section 4.3.   2006 Note Agreement....................................     4
   Section 4.4.   Representations and Warranties.........................     4
   Section 4.5.   Performance; No Default................................     4
   Section 4.6.   Compliance Certificates................................     4
   Section 4.7.   Opinions of Counsel....................................     5
   Section 4.8.   Purchase Permitted by Applicable Law, Other Agreements
                     Etc.................................................     5
   Section 4.9.   Related Transactions...................................     5
   Section 4.10.  Confirmation under Subordinated Debentures.............     6
   Section 4.11.  Review of Insurance Broker Litigation and
                     Investigations......................................     6
   Section 4.12.  Payment of Special Counsel Fees........................     6
   Section 4.13.  Private Placement Numbers..............................     6
   Section 4.14.  Reorganization; Changes in Corporate Structure.........     6
   Section 4.15.  Amendment Fee..........................................     6
   Section 4.16.  Proceedings and Documents..............................     6
   Section 4.17.  Payment of Outstanding Interest Under the Existing
                     Notes...............................................     7

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE ISSUER..................     7

   Section 5.1.   Organization; Power and Authority......................     7
   Section 5.2.   Authorization, Etc.....................................     7
   Section 5.3.   Compliance with Laws, Other Instruments, Etc...........     7
   Section 5.4.   Governmental Authorizations, Etc.......................     8
   Section 5.5.   Compliance with ERISA..................................     8
   Section 5.6.   Private Offering by the Issuer.........................     8
   Section 5.7.   Use of Proceeds; Margin Regulations....................     8
   Section 5.8.   Foreign Assets Control Regulations, Etc................     9
   Section 5.9.   Status under Certain Statutes..........................     9
   Section 5.10.  Notes Rank Pari Passu..................................     9

SECTION 6. REPRESENTATIONS OF THE NOTEHOLDERS............................     9
   Section 6.1.   Purchase for Investment................................     9
   Section 6.2.   Source of Funds........................................     9

SECTION 7. INFORMATION AS TO ISSUER......................................     11
   Section 7.1.   Financial and Business Information.....................     11
   Section 7.2.   Officer's Certificate..................................     11
   Section 7.3.   Inspection.............................................     12

SECTION 8. PREPAYMENT OF THE NOTES.......................................     12
   Section 8.1.   Required Prepayments...................................     12
   Section 8.2.   Optional Prepayments with Make-Whole Amount............     13
   Section 8.3.   Allocation of Partial Prepayments......................     13
   Section 8.4.   Maturity; Surrender, Etc...............................     14
   Section 8.5.   Purchase of Notes......................................     14
   Section 8.6.   Make-Whole Amount for Notes............................     14
   Section 8.7.   Offer to Prepay Notes in the Event of a Debt Prepayment
                     Application.........................................     16
   Section 8.8.   Payments Free and Clear of Taxes.......................     16

SECTION 9. AFFIRMATIVE COVENANTS.........................................     18
   Section 9.1.   Compliance with Parent Company Guaranty Affirmative
                     Covenants...........................................     18
   Section 9.2.   Notes to Rank Pari Passu...............................     18

SECTION 10. NEGATIVE COVENANTS...........................................     18
   Section 10.1.  Limitation on Subsidiary Debt..........................     19
   Section 10.2.  Limitation on Priority Debt............................     20
   Section 10.3.  Limitation on Liens....................................     20
   Section 10.4.  Merger, Consolidation, Etc.............................     22
   Section 10.5.  Sale of Assets, Etc....................................     24
   Section 10.6.  Sale-and-Leasebacks....................................     24
   Section 10.7.  Disposal of Ownership of a Subsidiary..................     25

   Section 10.8.  Nature of Business.....................................     25
   Section 10.9.  Transactions with Affiliates...........................     25
   Section 10.10. Sales of Receivables...................................     26
   Section 10.11. Most Favored Lender Status.............................     26
   Section 10.12. Restricted Payments....................................     26
   Section 10.13. Limitations on Restrictive Agreements..................     27

SECTION 11. EVENTS OF DEFAULT............................................     27

SECTION 12. REMEDIES ON DEFAULT, ETC.....................................     30
   Section 12.1.  Acceleration...........................................     30
   Section 12.2.  Other Remedies.........................................     31
   Section 12.3.  Rescission.............................................     31
   Section 12.4.  No Waivers or Election of Remedies, Expenses, Etc......     31

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES................     31
   Section 13.1.  Registration of Notes..................................     31
   Section 13.2.  Transfer and Exchange of Notes.........................     32
   Section 13.3.  Replacement of Notes...................................     32

SECTION 14. PAYMENTS ON NOTES............................................     32
   Section 14.1.  Place of Payment.......................................     32
   Section 14.2.  Home Office Payment....................................     33

SECTION 15. EXPENSES, ETC................................................     33
   Section 15.1.  Transaction Expenses...................................     33
   Section 15.2.  Survival...............................................     33

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
   AGREEMENT.............................................................     34

SECTION 17. AMENDMENT AND WAIVER.........................................     34
   Section 17.1.  Requirements...........................................     34
   Section 17.2.  Solicitation of Holders of Notes.......................     35
   Section 17.3.  Binding Effect, Etc....................................     35
   Section 17.4.  Notes Held by Parent Company, Etc......................     35

SECTION 18. NOTICES......................................................     35

SECTION 19. REPRODUCTION OF DOCUMENTS....................................     36

SECTION 20. CONFIDENTIAL INFORMATION.....................................     36

SECTION 21. SUBSTITUTION OF NOTEHOLDER...................................     37

SECTION 22. SUBMISSION TO JURISDICTION, NORMAL RATES, ETC................     38
   Section 22.1.  Submission to Jurisdiction.............................     38
   Section 22.2.  Normal Rates...........................................     38

SECTION 23. MISCELLANEOUS................................................     38
   Section 23.1.  Successors and Assigns.................................     38
   Section 23.2.  Payments Due on Non-Business Days......................     39
   Section 23.3.  Severability...........................................     39
   Section 23.4.  Construction...........................................     39
   Section 23.5.  Counterparts...........................................     39
   Section 23.6.  Currency...............................................     39
   Section 23.7.  Governing Law..........................................     39

ATTACHMENTS TO THE NOTE PURCHASE AGREEMENT:

SCHEDULE A     -- Information Relating to Noteholders

SCHEDULE B     -- Defined Terms

SCHEDULE 4.14  -- Reorganization

SCHEDULE 10.4  -- Existing Liens

EXHIBIT 1      -- Form of 5.71% Amended and Restated Series A Senior Note due
                  April 4, 2011

EXHIBIT 2      -- Form of 6.16% Amended and Restated Series B Senior Note due
                  June 15, 2013

EXHIBIT 4.1    -- Form of Guaranty Agreement

EXHIBIT 4.7(a) -- Form of Opinion of Counsel for the General Partner, the Parent
                  Company and the Issuer

EXHIBIT 4.7(b) -- Form of Opinion of Vice President and Secretary of the Parent
                  Company

EXHIBIT 4.7(c) -- Form of Opinion of Canadian Counsel to the Parent Company

EXHIBIT 4.7(d) -- Form of Opinion of Special Counsel for the Noteholders

                      HUB INTERNATIONAL LIMITED PARTNERSHIP
                            55 East Jackson Boulevard
                             Chicago, Illinois 60604

                       AMENDED AND RESTATED NOTE AGREEMENT

       5.71% Amended and Restated Series A Senior Notes due April 4, 2011 6.16% Amended and Restated Series B Senior Notes due June 15, 2013

                                                                     Dated as of
                                                                   April 4, 2006

TO THE NOTEHOLDERS LISTED IN
   THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

     Hub International Limited Partnership, a limited partnership organized under the laws of Delaware (the "Issuer"), agrees with the each Noteholder listed on the attached SCHEDULE A (the "Noteholders") as follows:

SECTION 1. BACKGROUND; AMENDMENT AND RESTATEMENT OF EXISTING NOTE PURCHASE AGREEMENTS AND EXISTING NOTES; AND EFFECTIVE DATE.

     Section 1.1. Background. Reference is made to those certain Note Agreements, each dated as of June 1, 2003 (the "Existing Note Purchase Agreements"), between Hub International Limited, a Canadian corporation (herein called the "Parent Company"), and, respectively, each Noteholder listed in SCHEDULE A thereto, under and pursuant to which the Parent Company issued its 5.71% Series A Senior Notes due June 15, 2010 in the aggregate principal amount of $10,000,000 (the "Series A Notes") and its 6.16% Series B Senior Notes due June 15, 2013 in the aggregate principal amount of $55,000,000 (the "Series B Notes"; said Series B Notes together with the Series A Notes being hereinafter collectively referred to as the "Existing Notes"). Each of the Noteholders and the Issuer now desire to amend and restate the Existing Note Purchase Agreements and the Existing Notes in their entirety and to cause the Parent Company to enter into a Guaranty Agreement pursuant to which the Parent Company will unconditionally guarantee payment in full of the Notes (as defined in SECTION 1.3). In order to effectuate and reflect the foregoing in the most expeditious manner, to facilitate dealings with respect to the Existing Notes and the Existing Note Purchase Agreements and to permit the reorganization and restructuring more fully described in SCHEDULE 4.14 hereto, the parties hereto have agreed to amend and restate each of the Existing Notes and the Existing Note Purchase Agreements.

     Section 1.2. Amendment and Restatement of Existing Note Purchase Agreements. Effective the Effective Date (as hereinafter defined), the Issuer, by its execution of this

Agreement, hereby agrees and consents to the amendment and restatement in their entirety of all of the Existing Note Purchase Agreements by and into this Agreement.

     Section 1.3. Amendment and Restatement of Existing Notes. The Issuer, by its execution of this Agreement, hereby agrees and consents to the amendment and restatement of the Existing Notes in their entirety to be substantially in the form of EXHIBITS 1 and 2 hereto. The Existing Notes, as so amended and restated, shall be hereinafter referred to, individually, as a "Note" and, collectively, as the "Notes," and shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. The Issuer has duly authorized the execution and delivery to each Noteholder of its respective Notes, each of which Notes shall (a) be substituted in the place of the Existing Notes, (b) be dated and bear interest from the date hereof, (c) have the terms herein and therein provided, and (d) be substantially in the form set out in EXHIBITS 1 or 2, as the case may be, with such changes therefrom, if any, as may be approved by the Noteholders and the Issuer.

     Section 1.4. Agreement and Consent of the Noteholders. The Noteholders are, collectively, the holders of one hundred percent (100%) of the aggregate principal amount of the Existing Notes. Subject to the satisfaction of the conditions precedent set forth in SECTION 4, the Noteholders, by their execution of this Agreement, hereby agree and consent to: (a) the amendment and restatement in their entirety of all of the Existing Note Purchase Agreements by and into this Agreement, (b) the amendment and restatement in their entirety of each of the Existing Notes by the exchange for a Note substantially in the form of EXHIBIT 1 or 2 hereto, as applicable, and in an equal outstanding principal amount therefore and (c) the execution and delivery of the Parent Guaranty by the Parent Company.

     Section 1.5. Defined Terms, Etc. Certain capitalized terms used in this Agreement are defined in SCHEDULE A hereto; references to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a SCHEDULE or an EXHIBIT attached to this Agreement; and references to a "SECTION" are, unless otherwise specified, to a SECTION of this Agreement.

     Section 1.6. Several Obligations. The obligations of each Noteholder hereunder are several and not joint obligations, and no Noteholder shall have any obligation or liability to any Person for the performance or nonperformance by any other Noteholder hereunder.

     Section 1.7. Effect of Amendment and Restatement. Each of the Noteholders and the Issuer agree that (a) the amendment and restatement of the Existing Notes and the exchange of the Existing Notes for the Notes hereunder shall not constitute a prepayment of the Existing Notes, and (b) no Make-Whole Amount or other premium is payable as a result of the amendment and restatement of the Existing Note Purchase Agreements or the Existing Notes as contemplated hereby.

     Section 1.8. Effective Date. On April 4, 2006, or such other Business Day thereafter as may be mutually agreed upon by the Issuer and the Noteholders (the "Effective Date"), the Issuer shall execute and deliver to the Noteholders at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 A.M. Chicago time, or at such other place agreed to by the parties, one or more Notes (as set forth below each Noteholder's name on SCHEDULE A), registered in the name specified on SCHEDULE A, in the denomination or denominations specified on SCHEDULE A and of the series specified in SCHEDULE A, in replacement of the Existing Notes held by each Noteholder (or such Noteholder's nominee), in the respective principal amounts and of the series, as more particularly set forth below its name on SCHEDULE A. Contemporaneously with the receipt by each Noteholder of such Notes, the Existing Notes held by such Noteholder shall be deemed to be cancelled and amended and restated by the Notes (regardless of whether such Noteholder shall have delivered to the Parent Company for cancellation the Existing Notes held by
it). Each Noteholder agrees to use commercially reasonable efforts to deliver the Existing Notes held by it to the Parent Company in connection with the foregoing replacement and cancellation. All amounts owing under, and evidenced by, the Existing Notes as of the Effective Date shall continue to be outstanding under, and shall from and after the Effective Date be evidenced by, the Notes, and shall be governed by the terms of this Agreement. It is the intention of the parties hereto that the amendment and restatement of the Existing Notes by the Issuer and the execution, delivery and full effectiveness of this Agreement by the Issuer be simultaneous. Existing Notes delivered to the Parent Company pursuant to the terms of this Agreement shall be marked "Cancelled/Amended and Restated by New Notes" by the Parent Company.

     If on the Effective Date the Issuer shall fail to tender the Notes to any Noteholder as provided in this SECTION 1.8, or any of the conditions specified in SECTION 4 shall not have been fulfilled to any Noteholder's reasonable satisfaction, such Noteholder shall, at such Noteholder's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Noteholder may have under the Existing Note Purchase Agreements, the Existing Notes or otherwise by reason of such failure or such nonfulfillment.

     Section 1.9. Survival of Payment Obligations. All payment obligations of the Parent Company under the Existing Note Purchase Agreements (including, without limitation, (i) reimbursement obligations in respect of costs, expenses and fees of or incurred by the holders of the Existing Notes and (ii) obligations to pay unpaid accrued interest on the Existing Notes accruing from the date of the last full payment of interest thereon to and including the Effective Date, which interest payment shall be made by the Parent Company on the Effective Date), other than the obligation to pay the principal of and interest and Make-Whole Amount on the Existing Notes (which obligations, after the Effective Date, shall be evidenced by the Notes) shall survive the amendment and restatement of the Existing Note Purchase Agreements and the Existing Notes (and the cancellation thereof) as the obligations of the Issuer.

SECTION 2. [INTENTIONALLY OMITTED.

SECTION 3. [INTENTIONALLY OMITTED].

SECTION 4. CONDITIONS TO EFFECTIVE DATE.

     The effectiveness of this Agreement shall be subject to the fulfillment to each Noteholder's satisfaction, prior to or on the Effective Date, of the following conditions:

     Section 4.1. Guaranty Agreement. The Parent Company shall have executed and delivered a Guaranty Agreement in the form of EXHIBIT 4.1 hereto (as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Parent Company Guaranty").

     Section 4.2. Termination of Existing Credit Agreement and Bridge Loan Credit Agreement; New Credit Agreement. The Parent Company and the Bank shall have terminated the Existing Credit Agreement and the Bridge Loan Credit Agreement. The Issuer and the Bank shall have duly executed and delivered a Credit Agreement providing for a loan facility to the Issuer of between $50,000,000 and $75,000,000 (as amended from time to time, the "Credit Agreement"), which, among other things, allows for the amendment and restatement of the Existing Notes and the Existing Note Purchase Agreements and the issuance of the 2006 Notes and provides for covenants and agreements substantially the same as those contained herein and in the Parent Company Guaranty, in form and substance reasonably satisfactory to each Noteholder, and the Credit Agreement shall be in full force and effect. Each Noteholder shall have received a copy of the Credit Agreement and all instruments, documents and agreements delivered at the closing thereof.

     Section 4.3. 2006 Note Agreement. The Issuer and the purchasers of the 2006 Notes shall have duly executed and delivered the 2006 Note Purchase Agreement, which among other things, provides for the issuance of the 2006 Notes and for covenants and agreements substantially the same as those contained herein and in the Parent Company Guaranty, in form and substance reasonably satisfactory to each Noteholder, and the 2006 Note Purchase Agreement and the 2006 Guaranty Agreement shall be in full force and effect. Each Noteholder shall have received a copy of the 2006 Note Purchase Agreement and the 2006 Guaranty Agreement and all instruments, documents and agreements delivered at the closing thereof.

     Section 4.4. Representations and Warranties. The representations and warranties of the Issuer in this Agreement and the representations and warranties of the Parent Company in the Parent Company Guaranty shall be correct when made and on the Effective Date.

     Section 4.5. Performance; No Default. The Issuer and the Parent Company shall have performed and complied with all agreements and conditions contained in this Agreement and the Parent Company Guaranty required to be performed or complied with by it prior to or on the Effective Date, and after giving effect to the amendment and restatement of the Existing Note Purchase Agreements and the Existing Notes and the exchange thereof for the Notes and the issue and sale of the 2006 Notes (and the application of the proceeds thereof), no Default or Event of Default shall have occurred and be continuing. Neither the Parent Company nor any Subsidiary shall have entered into any transaction since March 31, 2004 that would have been prohibited by Section 10 hereof had such Section applied since such date.

     Section 4.6. Compliance Certificates.

     (a) Officer's Certificates. Each of the Parent Company and the Issuer shall have delivered to each Noteholder an Officer's Certificate, dated the Effective Date, certifying that the conditions specified in SECTIONS 4.4, 4.5 and 4.14 have been fulfilled.

     (b) Secretary's Certificates. The General Partner shall have delivered to each Noteholder a certificate certifying as to the resolutions attached thereto and other partnership proceedings taken by the Issuer or corporate proceedings taken by the General Partner relating to the authorization, execution and delivery of the Notes and this Agreement and the Parent Company shall have delivered to each Noteholder a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Parent Company Guaranty.

     Section 4.7. Opinions of Counsel. Each Noteholder shall have received opinions in form and substance satisfactory to each Noteholder, dated the Effective Date (a) from Katten Muchin Rosenman LLP, counsel for the Parent Company, the General Partner and the Issuer, covering the matters set forth in
EXHIBIT 4.7(A) and covering such other matters incident to the transactions contemplated hereby as each Noteholder or special counsel to the Noteholders may reasonably request (and the Issuer hereby instructs such counsel to deliver such opinion to each Noteholder), (b) from W. Kirk James, Vice President and Secretary of the Parent Company covering the matters set forth in EXHIBIT 4.7(B) and covering such other matters incident to the transactions contemplated hereby as such Noteholder or special counsel to the Noteholders may reasonably request,
(c) from Blake, Cassels & Graydon LLP, Canadian counsel for the Parent Company, the General Partner and the Issuer covering the matters set forth in EXHIBIT 4.7(C) and covering such other matters incident to the transactions contemplated hereby as such Noteholder or special counsel to the Noteholders may reasonably request and (d) from Chapman and Cutler LLP, the Noteholders' special counsel in connection with such transactions, covering the matters set forth in EXHIBIT 4.7(D) and such other matters incident to such transactions as each Noteholder may reasonably request.

     Section 4.8. Purchase Permitted by Applicable Law, Other Agreements Etc. On the Effective Date, the issuance and delivery of the Notes in exchange for the Existing Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which each Noteholder is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) (c) not subject any Noteholder to any tax, penalty or liability under or pursuant to any applicable law or regulation and
(d) not cause the Parent Company or any Subsidiary to be in violation of any covenants or other restrictions or provisions in any agreements, instruments or other documents to which the Parent Company or such Subsidiary is subject. If requested by any Noteholder, each Noteholder shall have received an Officer's Certificate of the Issuer certifying as to such matters of fact as each Noteholder may reasonably specify to enable each Noteholder to determine whether the issuance and delivery of the Notes in exchange for the Existing Notes is so permitted, including, without limitation, calculations demonstrating compliance with the covenants set forth in the Credit Agreement, this Agreement and the Subordinated Debentures after giving effect to the issuance of the Notes in exchange for the Existing Notes.

     Section 4.9. Related Transactions. The Issuer and the Parent Company shall have completed the exchange of the Notes for the Existing Notes pursuant to this Agreement.

     Section 4.10. Confirmation under Subordinated Debentures. Each holder of a Subordinated Debenture shall have duly executed and delivered to each Noteholder a confirmation, acknowledged by the Parent Company, which confirms that the Notes and the Parent Company Guaranty constitute Permitted Senior Indebtedness under such Subordinated Debenture, and such confirmation shall be in full force and effect.

     Section 4.11. Review of Insurance Broker Litigation and Investigations. Each Noteholder shall have completed a review of matters with respect to any litigation or investigation involving the Parent Company or any of its Subsidiaries and each Noteholder shall be satisfied in all respects with the results of such review.

     Section 4.12. Payment of Special Counsel Fees. Without limiting the provisions of SECTION 15.1, the Issuer shall have paid on or before the Effective Date the reasonable fees, charges and disbursements of the Noteholders' special counsel referred to in SECTION 4.7(D) to the extent reflected in a statement of such counsel rendered to the Issuer at least three Business Days prior to the Effective Date.

     Section 4.13. Private Placement Numbers. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

     Section 4.14. Reorganization; Changes in Corporate Structure. (a) The Parent Company and its Subsidiaries shall have completed the reorganization described on SCHEDULE 4.14 hereto (the "Reorganization").

     (b) Except as specified in SCHEDULE 4.14, neither the Parent Company nor the Issuer shall have changed its jurisdiction of incorporation or organization or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in
Schedule 5.5 of the Parent Company Guaranty.

     Section 4.15. Amendment Fee. The Issuer shall have paid (i) to such Noteholder, by wire transfer of immediately available funds, each Noteholder's ratable portion (in proportion to the aggregate principal amount of the Notes held by it) of an amendment fee for all Noteholders in the aggregate amount of U.S.$325,000 and (ii) to Metropolitan Life Insurance Company by wire transfer of immediately available funds, an amendment fee in the aggregate amount of $9,400.

     Section 4.16. Proceedings and Documents. All corporate, partnership and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to each Noteholder and special counsel to the Noteholders, and each Noteholder and special counsel to the Noteholders shall have received all such counterpart originals or certified or other copies of such documents as each Noteholder or special counsel to the Noteholders may reasonably request.

     Section 4.17. Payment of Outstanding Interest Under the Existing Notes. The Parent Company shall have paid to the Noteholders on or before the Effective Date unpaid interest which shall have accrued on the Existing Notes from the last full payment of interest on such Existing Notes to and including the Effective Date.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

     The Issuer represents and warrants to each Noteholder that:

     Section 5.1. Organization; Power and Authority. The Issuer is a limited partnership duly organized and validly existing under the laws of Delaware, and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The General Partner is the sole general partner of the Issuer. The General Partner is a corporation duly organized and validly existing under the laws of the Province of Ontario and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Issuer has the limited partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The General Partner has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact on the business it transacts and proposes to transact and to execute and deliver this Agreement and the Notes on behalf of the Issuer.

     Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary limited partnership action on the part of the Issuer, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement and the Notes by the General Partner on behalf of the Issuer have been duly authorized by all necessary corporate action on the part of the General Partner.

     Section 5.3. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Issuer of this Agreement and the Notes, and the execution and delivery of this Agreement and the Notes by the General Partner on behalf of the Issuer, will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, the partnership agreement of the Issuer, the corporate charter of the General Partner, limited partnership agreement, operating agreement, corporate charter or by-laws of the Parent Company or any

Subsidiary or any other Material agreement or instrument to which the Parent Company or any Subsidiary is bound or by which the Parent Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent Company or any Subsidiary.

     Section 5.4. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Issuer of this Agreement or the Notes or the execution or delivery of this Agreement or the Notes by the General Partner on behalf of the Issuer, other than those consents, approvals or authorizations obtained and those registrations, filings or declarations made on or before the Effective Date.

     Section 5.5. Compliance with ERISA. The execution and delivery of this Agreement and the issuance and delivery of the Notes hereunder in exchange for the Existing Notes will not involve any transaction that is subject to the prohibitions of Section 406(a) of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code for which an exemption is not available. The representation by the Issuer in the first sentence of this SECTION 5.5 is made in reliance upon and subject to the accuracy of each Noteholder's representation in SECTION 6.2 as to the sources of the funds used to pay the purchase price of the Existing Notes and used to hold the Notes acquired hereunder in exchange for the Existing Notes.

     Section 5.6. Private Offering by the Issuer. Neither the General Partner, the Issuer nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Noteholders, in exchange for the Existing Notes. Neither the General Partner, the Issuer nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or delivery of the Notes to the registration requirements of Section 5 of the Securities Act.

     Section 5.7. Use of Proceeds; Margin Regulations. No part of the proceeds from the sale of the 2006 Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U. Margin stock does not constitute more than 25% of the value of the consolidated assets of the Issuer and its Subsidiaries and the Issuer does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

     Section 5.8. Foreign Assets Control Regulations, Etc. The delivery of the Notes by the Issuer hereunder in exchange for the Existing Notes will not violate the Anti-Terrorism Order, the Patriot Act or the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     Section 5.9. Status under Certain Statutes. Neither the General Partner nor the Issuer is required to be registered under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

     Section 5.10. Notes Rank Pari Passu. The obligations of the Issuer under this Agreement and the Notes rank at least pari passu in right of payment with all other Senior Debt (actual or contingent) of the Issuer.

SECTION 6. REPRESENTATIONS OF THE NOTEHOLDERS.

     Section 6.1. Purchase for Investment. (a) Each Noteholder represents that it is an Institutional Accredited Investor. Each Noteholder further represents that it is acquiring the Notes in exchange for the Existing Notes for its own account or for one or more separate accounts maintained by such Noteholder or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Noteholder's or such pension or trust funds' property shall at all times be within such Noteholder's or such pension or trust funds' control. Each Noteholder understands that the Notes have not been registered under the Securities Act or securities laws of any other applicable jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.

     (b) Each Noteholder acknowledges that the Notes are not qualified for distribution or resale in Canada and further represents and warrants and agrees that: (a) such Noteholder is not a Canadian resident nor acting for the account or benefit of a Canadian resident; (b) the Notes were not offered to such Noteholder in Canada; (c) at the time of agreeing to purchase the Notes such Noteholder was and is outside of Canada; and (d) such Noteholder will not trade its Notes to any Canadian resident or in Canada unless permitted under and traded in compliance with applicable securities laws of the provinces and territories of Canada.

     Section 6.2. Source of Funds. Each Noteholder represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") which was used to acquire the Existing Notes and which remains used to hold the Notes to be acquired hereunder in exchange for the Existing Notes:

          (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995), as amnded by PTE 2002-13 (issued March 1,
     2002) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioner's Annual Statement for such Noteholder filed with such Noteholder's state of domicile; or

          (b) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (2) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991), as amended by PTE 2002-13 (issued March 1, 2002) and, except as such Noteholder has disclosed to the Issuer in writing pursuant to this paragraph (b) prior to the Effective Date, no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Issuer and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Issuer in writing pursuant to this paragraph (c); or

          (d) the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this paragraph (e) prior to the Effective Date; or

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     As used in this SECTION 6.2, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7. INFORMATION AS TO ISSUER.

     Section 7.1. Financial and Business Information. The Issuer shall deliver to each holder that is an Institutional Investor:

          (a) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer of the Issuer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
     SECTION 11(f), a written notice specifying the nature and period of existence thereof and what action the Issuer is taking or proposes to take with respect thereto;

          (b) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Issuer from any Federal, state or provincial Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

          (c) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Issuer or relating to the ability of the Issuer to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     Section 7.2. Officer's Certificate. The Issuer shall cause each set of financial statements delivered to a holder pursuant to Section 3.1(a) or Section 3.1(b) of the Guaranty Agreement to be accompanied by a certificate of a Senior Financial Officer of the Parent Company setting forth:

          (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Issuer was in compliance with the requirements of SECTION 10.1 through SECTION 10.8 hereof, inclusive, and that no Event of Default described in SECTION 11(D) hereof was in existence, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section and the calculation of the amount, ratio or percentage then in existence); and

          (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Parent Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Parent Company shall have taken or proposes to take with respect thereto.

     Section 7.3. Inspection. The Issuer shall permit, and shall cause the Parent Company and its Subsidiaries to permit, the representatives of each holder that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Parent Company, to visit the principal executive office of the Parent Company, to discuss the affairs, finances and accounts of the Parent Company and its Subsidiaries with the Parent Company's officers and (with the consent of the Parent Company, which consent the Issuer will not permit to be unreasonably withheld) its independent chartered accountants, and (with the consent of the Parent Company, which consent the Issuer will not permit to be unreasonably withheld) to visit the other offices and properties of the Parent Company and each Subsidiary, all at such reasonable times during business hours and as often as may be reasonably requested in writing; and

          (b) Default -- if a Default or Event of Default then exists, at the expense of the Issuer to visit and inspect any of the offices or properties of the Parent Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent chartered accountants (and by this provision the Issuer authorizes said accountants to discuss the affairs, finances and accounts of the Issuer and its Subsidiaries), all at such times and as often as may be requested.

Section 8. PREPAYMENT OF THE NOTES.

     Section 8.1. Required Prepayments.

     (a) On June 15, 2006, the Company will prepay U.S.$2,500,000 in principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount or any premium, together with interest accrued thereon. The entire principal amount of the Series A Notes shall become due and payable on April 4, 2011.

     (b) The Company will prepay the Series B Notes in the amounts and on the dates set forth below, in each case at par and without payment of the Make-Whole Amount or any premium, together with interest accrued thereon:

PREPAYMENT AMOUNT   PREPAYMENT DATE
-----------------   ---------------
   $ 4,583,333       June 15, 2008
   $ 4,583,333       June 15, 2009

   $ 4,583,333       June 15, 2010
   $19,250,001       June 15, 2011
   $11,000,000       June 15, 2012
   $11,000,000       June 15, 2013

     In the case of each required prepayment of the Notes pursuant to paragraph
(a) or (b) of this SECTION 8.1, the principal amount of the Notes of the series to be prepaid shall be allocated among all of the Notes of such series to be prepaid at the time outstanding in proportion, as nearly as practical, to the respective unpaid principal amounts thereof.

     Any partial prepayment of the Notes pursuant to SECTION 8.2 shall be applied in satisfaction of the required payments of principal thereof (including the required payment of principal due upon the maturity thereof) in the inverse order of their scheduled due dates. Any purchase of the Notes permitted by
SECTION 8.5 hereof or Section 4.4 of the Parent Company Guaranty or prepayment of the Notes accepted under SECTION 8.7 shall be applied in accordance with
SECTION 8.3 to reduce the principal amount of each required prepayment of the Notes becoming due under SECTION 8.1 on and after the date of such prepayment or purchase in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

     Section 8.2. Optional Prepayments with Make-Whole Amount. The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes in an amount not less than U.S.$1,000,000 of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes written notice of each optional prepayment under this SECTION 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with SECTION 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Issuer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer of the Issuer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to SECTION 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Purchases permitted by SECTION 8.5 hereof or Section 4.4 of the Parent Company Guaranty and prepayments under SECTION 8.7 shall be applied only to the Notes of the holders who are participating in such prepayment or purchase.

     Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this SECTION 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and the applicable Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     Section 8.5. Purchase of Notes. The Issuer will not, and will not permit the Parent Company or any Subsidiary of the Parent Company to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Issuer or such Subsidiary pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the Notes then outstanding accept such offer, the Issuer shall, or shall cause such Subsidiary to, promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Issuer will promptly cancel all Notes acquired by it, the Parent Company or any Subsidiary pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement or the Parent Company Guaranty and no Notes may be issued in substitution or exchange for any such Notes.

     Section 8.6. Make-Whole Amount for Notes. The term "Make-Whole Amount" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to SECTION 8.2 or has become or is declared to be immediately due and payable pursuant to SECTION 12.1, as the context requires.

          "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. (New York, New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (i) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (ii) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

          "Remaining Average Life" shall mean, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note all payments, of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to SECTION 8.2 or 12.1.

          "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to SECTION 8.2 or has become or is declared to be immediately due and payable pursuant to SECTION 12.1, as the context requires.

     Section 8.7. Offer to Prepay Notes in the Event of a Debt Prepayment Application.

     (a) Notice of Debt Prepayment Application; Offer to Prepay. At least 30 days prior to the consummation of a Debt Prepayment Application, the Issuer shall have given to each holder of the Notes written notice of such impending Debt Prepayment Application. Such notice shall contain and constitute an offer to prepay the Notes as described in SECTION 8.7(C) and shall be accompanied by the certificate described in SECTION 8.7(E).

     (b) Offer to Prepay. The offer to prepay Notes contemplated by SECTION 8.7(A) upon the occurrence of a Debt Prepayment Application shall be an offer to prepay, in accordance with and subject to this SECTION 8.7, the Notes held by the holders thereof (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Offer Prepayment Date") which date shall be not less than 30 days and not more than 60 days after the date of such offer, in an aggregate amount equal to the product of (1) the aggregate amount of such Debt Prepayment Application multiplied by (2) the ratio of the aggregate outstanding principal amount of the Notes to the aggregate outstanding principal amount of Senior Funded Debt of the Issuer and its Subsidiaries (other than Senior Funded Debt owing to the Parent Company, any of its Subsidiaries or any Affiliates).

     (c) Acceptance; Rejection. A holder of Notes may accept or reject an offer to prepay made to such holder pursuant to this SECTION 8.7 by causing a notice of such acceptance or rejection to be delivered to the Issuer prior to the Offer Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay shall be deemed to constitute a rejection of such offer by such holder.

     (d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this
SECTION 8.7 shall be in the amount set forth in SECTION 8.7(B), together with interest on such Notes accrued to the date of prepayment. The prepayment pursuant to an offer to prepay any Notes shall be made on the Offer Prepayment Date for such offer.

     (e) Officer's Certificate. Each offer to prepay Notes pursuant to this
SECTION 8.7 shall be accompanied by a certificate, executed by a Responsible Officer of the Issuer and dated the date of such offer, specifying (i) the Offer Prepayment Date for such offer, (ii) that such offer is made pursuant to SECTION 8.7, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Offer Prepayment Date for such offer, (v) whether or not the conditions of this
SECTION 8.7 have been fulfilled by the Issuer, and (vi) in reasonable detail, the nature and date Asset Disposition (as defined in the Parent Company Guaranty) giving rise to such offer and the Net Proceeds Amount (as defined in the Parent Company Guaranty) received in connection therewith.

     Section 8.8. Payments Free and Clear of Taxes. (a) The Issuer, for the benefit of the holders, agrees that in the event payments, if any, made by the Issuer hereunder or in respect of the Notes to any holder are subject to any present or future tax, duty, assessment, impost, levy, withholding or other similar charge (a "Relevant Tax") imposed upon such holder by the government of any country or jurisdiction (or any authority or political subdivision therein or thereof) other than any tax based on or measured by net income or capital imposed on any holder by the country in which such holder is a resident for income tax purposes (the "Resident Country"), from or through which payments hereunder or on or in respect of the Notes are actually made (each a "Taxing Jurisdiction"), the Issuer will pay to such holder such additional amounts ("Tax Indemnity Amounts") as may be necessary in order that the net amounts paid to such holder pursuant to the terms of this Agreement or the Notes after imposition of any such Relevant Tax shall be not less than the amounts specified in this Agreement or the Notes to be then due and payable (after giving effect to the exclusion for Relevant Taxes imposed by the government of the Resident Country), provided that the Issuer shall not be obliged to pay such Tax Indemnity Amounts to any holder of a Note in respect of Relevant Taxes to the extent such Relevant Taxes exceed the Relevant Taxes that would have been payable:

          (1) had such holder not been a resident of Canada within the meaning of the Income Tax Act (Canada) or not used or held such Note in the course of carrying on a business in Canada within the meaning of the Income Tax Act (Canada); or

          (2) had such holder not dealt with the members of the Issuer or Parent Company on a non-arm's length basis (within the meaning of the Income Tax Act (Canada)) in connection with any such payment; or

          (3) had such holder not had any connection with such Taxing Jurisdiction or any territory or political subdivision thereof other than the mere holding of a Note (or the receipt of any payments in respect thereof) or activities incidental thereto (including enforcement thereof); or

          (4) but for the delay or failure by such holder (following a written request by the Issuer) in the filing with an appropriate Governmental Authority or otherwise of forms, certificates, documents, applications or other reasonably required evidence, that is required to be filed by such holder to avoid or reduce such Relevant Taxes and that in the case of any of the foregoing would not result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person (collectively, "Forms") and such delay or failure could have been lawfully avoided by such holder, provided that such holder shall be deemed to have satisfied the requirements of this clause (4) upon the good faith completion and submission of such Forms as may be specified in a written request of the Issuer no later than 45 days after receipt by such holder of such written request (which written request shall be accompanied by a copy of such Forms and all applicable instructions and, if any such Forms or instructions shall not be in the English language, an English translation thereof);

and provided further that in no event shall the Issuer be obligated to pay any Tax Indemnity Amount to any holder not resident for income tax purposes in the United States of America or any other jurisdiction in which an original Noteholder is resident for tax purposes on the date of Closing in excess of the amounts that the Issuer would have been obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for income tax purposes for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction.

     (b) Within 60 days after the date of any payment by the Issuer of any Relevant Tax in respect of any payment under the Notes or this Agreement, the Issuer shall furnish to each holder of a Note the original tax receipt for the payment of such Relevant Tax (or if such original tax receipt is not available, such other evidence of payment as may be acceptable to the holders), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

     (c) If the Issuer has made a payment to or on account of any holder of a Note pursuant to SECTION 8.9(A) above and such holder, in such holder's reasonable discretion, determines that it is entitled to a refund of the Relevant Tax to which such payment is attributable from the Governmental Authority to which the payment of the Relevant Tax was made and such refund or credit can be obtained by filing one or more Forms, then (i) such holder shall, as soon as practicable after receiving a written request therefor from the Issuer (which request shall specify in reasonable detail the Forms to be filed), file such Forms and (ii) upon receipt of such refund, if any, provided no Default or Event of Default then exists, promptly pay over such refund to the Issuer.

     For the avoidance of doubt, nothing herein shall (a) restrict the right of any holder to arrange its tax affairs as it shall deem appropriate or (b) require any holder to disclose any information regarding its tax affairs or computations to the Issuer or any other Person other than as shall be necessary to permit the Issuer to determine whether the payment of any Tax Indemnity Amount would be required to be made pursuant to the provisions of this SECTION 8.9; provided, however, no holder shall be obligated to disclose any of its tax returns to the Issuer or any other Person.

SECTION 9. AFFIRMATIVE COVENANTS.

     The Issuer covenants that, so long as any of the Notes are outstanding:

     Section 9.1. Compliance with Parent Company Guaranty Affirmative Covenants. The Issuer will, and will cause each of its Subsidiaries to, comply with each provision of Section 3 of the Parent Company Guaranty, mutatis mutandis.

     Section 9.2. Notes to Rank Pari Passu. The Notes and all other obligations of the Issuer under this Agreement shall rank at least pari passu with all other present and future unsecured Senior Debt (actual or contingent) of the Issuer which is not expressed to be subordinate or junior in rank to any other unsecured Senior Debt of the Issuer.

SECTION 10. NEGATIVE COVENANTS.

     The Issuer covenants that, so long as any of the Notes are outstanding:

     Section 10.1. Limitation on Subsidiary Debt. The Issuer will not, at any time, permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to any Debt, nor will the Issuer suffer any Subsidiary to have any Debt, other than:

          (a) Debt of a Subsidiary outstanding on the date of this Agreement so long as the aggregate principal amount of all Debt outstanding under this clause (a), together with the outstanding principal of all Debt secured by Liens permitted under SECTION 10.3(F), does not exceed U.S.$15,000,000 at any time, and any extension, renewal or refunding of any Debt permitted under this clause (a), provided that (1) the principal amount thereof is not increased in connection with such extension, renewal or refunding and
     (2) no Default or Event of Default shall exist at the time of such extension, renewal or refunding;

          (b) Debt of a Subsidiary owed to the Parent Company or a Wholly-Owned Subsidiary;

          (c) Debt of a Subsidiary outstanding at the time such Subsidiary becomes a Subsidiary (such time referred to hereinafter as the "Acquisition Date"), provided that (1) such Debt shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary, (2) immediately after such Subsidiary becomes a Subsidiary no Default or Event of Default shall exist, and any extension, renewal or refunding of such Debt, provided, that (i) the principal amount thereof is not increased in connection with such extension, renewal or refunding, (ii) no Default or Event of Default shall exist at the time of such extension, renewal or refunding and (iii) such extended, renewed or refunded Debt is not outstanding beyond the time provided for in clause (3) of this clause (c), and (3) all of such Debt of any such Subsidiary, and any extension, renewal or refunding of such Debt of any such Subsidiary, not secured by Liens permitted under SECTION 10.3 is, on or before the date which is 12 months after the Acquisition Date with respect to such Subsidiary, either (i) assumed by the Parent Company or the Issuer, and such Subsidiary is released of all obligations thereunder, or (ii) refinanced with Debt permitted to be issued and outstanding under this Agreement other than pursuant to this clause (c);

          (d) Debt of a Subsidiary (other than the Issuer) in addition to that otherwise permitted by the provisions of this SECTION 10.1; provided that on the date such Subsidiary incurs or otherwise becomes liable with respect to any such additional Debt and immediately after giving effect thereto and to the concurrent retirement of any other Debt (1) no Default or Event of Default (including, without limitation, under SECTION 11(D) hereof) shall exist, and (2) such Debt can be incurred within the applicable limitations provided in SECTION 10.2; and

          (e) Debt of the Issuer in addition to that otherwise permitted by the provisions of this SECTION 10.1; provided that on the date the Issuer incurs or otherwise becomes liable with respect to any such additional Debt and immediately after giving effect thereto and to the concurrent retirement of any other Debt no Default or Event of Default shall exist (including, without limitation, under SECTION 11(D) hereof).

     Section 10.2. Limitation on Priority Debt. The Issuer will not, at any time, permit Priority Debt to exceed, or suffer Priority Debt to exist in excess of, 10% of Consolidated Total Capitalization, provided that at no time shall any such Priority Debt constitute Designated Debt unless (x) the Notes and the Parent Company Guaranty are secured and guaranteed equally and ratably with such Designated Debt pursuant to documentation (including amendments to this Agreement and the Parent Company Guaranty) in form and substance satisfactory to the Required Holders, and (y) the holders of such Designated Debt shall have entered into an intercreditor agreement with the holders that is in form and substance satisfactory to the Required Holders.

     Section 10.3. Limitation on Liens. The Issuer will not, and will not permit the Parent Company or any Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise), nor will the Issuer suffer to exist, any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Parent Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive income or profits, except:

          (a) Liens for taxes, assessments or other governmental charges or levies which are not yet due and payable or the payment of which is not at the time required by Section 3.5 of the Parent Company Guaranty;

          (b) statutory Liens of landlords, undetermined or inchoate Liens and other Liens imposed by law such as Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the payment of which is not at the time required by Section 3.5 of the Parent Company Guaranty;

          (c) Liens (other than any Lien imposed by ERISA, the Income Tax Act (Canada), the Pension Benefits Standards Act, 1985 (Canada) and all other applicable Canadian Federal and provincial statutes or regulations governing pension plans) incurred or deposits made in the ordinary course of business (1) in connection with workers' compensation, unemployment insurance, other types of social security or retirement benefits or insurance regulatory requirements or (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

          (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

          (e) Liens on property or assets of a Subsidiary securing Debt owing to the Parent Company or to a Wholly-Owned Subsidiary;

          (f) Liens set forth on SCHEDULE 10.4 existing on the Effective Date securing Debt not exceeding in the aggregate principal amount U.S.$15,000,000;

          (g) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances or minor survey exceptions, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Parent Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

          (h) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Parent Company or a Subsidiary after the Effective Date, provided that

               (1) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

               (2) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (i) the cost to the Parent Company or such Subsidiary of the property (or improvement thereon) so acquired or constructed and (ii) the Fair Market Value (as determined in good faith by one or more officers of the Parent Company to whom authority to enter into the subject transaction has been delegated by the board of directors of the Parent Company) of such property (or improvement thereon) at the time of such acquisition or construction,

               (3) any such Lien shall be created contemporaneously with, or within 12 months after, the acquisition or construction of such property, and

               (4) at the time of the incurrence of the Debt secured by such Liens and after giving effect thereto, no Default or Event of Default (including, without limitation, under SECTION 11(D) hereof) shall exist;

          (i) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Parent Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Parent Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property and (3) the aggregate amount of all Debt secured by such Liens shall not cause an Event of Default under
     SECTION 11(D) hereof;

          (j) any Lien renewing, extending or refunding any Lien permitted by paragraphs (f), (h) or (i) of this SECTION 10.3, provided that (1) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (2) such Lien is not extended to any other property and (3) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

          (k) reservations, conditions, limitations and exceptions contained in or implied by statute in the original disposition from the Crown and grants made by the Crown of interests so reserved or excepted; and

          (l) other Liens not otherwise permitted by paragraphs (a) through (k), inclusive, of this SECTION 10.3, provided that the Debt secured by such Liens shall be permitted by the limitation set forth in SECTION 10.2 at the time that the Lien securing such Debt is created and, at the time of and after giving effect to the incurrence of such Debt, no Default or Event of Default (including, without limitation, under SECTION 11(D) hereof) shall exist.

     Any Person that becomes a Subsidiary after the Effective Date shall, for all purposes of this SECTION 10.3, be deemed to have created or incurred, at the time it becomes a Subsidiary, all outstanding Liens of such Person immediately after it becomes a Subsidiary, and any Person extending, renewing or refunding any Debt secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

     Section 10.4. Merger, Consolidation, Etc. The Issuer will not, and will not permit the Parent Company or any Subsidiary to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Subsidiary of the Parent Company (other than the Issuer) may (x) consolidate, merge or amalgamate with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, the Parent Company or a Wholly-Owned Subsidiary of the Parent Company, as applicable, and (y) convey, transfer or lease all of its assets in compliance with the provisions of SECTION 10.5 or 10.6), nor will the Issuer suffer any such consolidation, amalgamation, merger, conveyance, transfer or lease to occur, provided that the foregoing restrictions do not apply to:

          (a) the consolidation, amalgamation or merger of the Parent Company with, or the conveyance, transfer or lease of substantially all of the assets of the Parent Company in a single transaction or series of transactions to, any Person, so long as:

               (1) the successor formed by such consolidation or amalgamation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Parent Company as an entirety, as the case may be (the "Successor Entity"), shall be a solvent legal entity organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or Canada or any Province thereof;

               (2) if the Parent Company is not the Successor Entity, (1) the Successor Entity shall have executed and delivered to each holder its assumption of the due and punctual performance and observance of each covenant and condition of the Parent Company Guaranty (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders) and (2) the Successor Entity shall have caused to be delivered to each holder an opinion of counsel of United States or Canadian national standing (and not an employee of the Parent Company) or other counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

               (3) immediately after giving effect to such transaction, no Default or Event of Default would exist.

          No such conveyance, transfer or lease of substantially all of the assets of the Parent Company shall have the effect of releasing the Parent Company or any Successor Entity from its liability under the Parent Company Guaranty; and

          (b) the consolidation, amalgamation or merger of the Issuer with, or the conveyance, transfer or lease of substantially all of the assets of the Issuer in a single transaction or series of transactions to, any Wholly-Owned Subsidiary, so long as:

               (1) the successor formed by such consolidation or amalgamation or the survivor of such merger or the Wholly-Owned Subsidiary that acquires by conveyance, transfer or lease substantially all of the assets of the Issuer, as the case may be, as an entirety, as the case may be (the "Successor Subsidiary"), shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia);

               (2) if the Issuer is not the Successor Subsidiary, (1) the Successor Subsidiary shall have executed and delivered to each holder its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders) and (2) the Successor Subsidiary shall have caused to be delivered to each holder an opinion of counsel of United States national standing (and not an employee of the Parent Company or the Issuer) or other counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

               (3) immediately after giving effect to such transaction, no Default or Event of Default would exist.

          No such conveyance, transfer or lease of substantially all of the assets of the Issuer shall have the effect of releasing the Issuer or any Successor Subsidiary from its liability under this Agreement or the Notes.

     Section 10.5. Sale of Assets, Etc. Except as permitted under SECTION 10.4,
SECTION 10.6 and SECTION 10.7, the Issuer will not, and will not permit the Parent Company or any Subsidiary to, make any Asset Disposition, nor will the Issuer permit any Asset Disposition to occur, unless:

          (a) in the good faith opinion of the Parent Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Issuer, the Parent Company or such Subsidiary;

          (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

          (c) subject to the following paragraph, immediately after giving effect to the Asset Disposition the Disposition Value of all property that was the subject of any Asset Disposition occurring in the immediately preceding period of 12 consecutive months would not exceed 15% of Consolidated Total Assets as of the end of the then most recently ended fiscal quarter of the Parent Company.

     If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application, in either case, within 12 months after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this SECTION 10.5 as of a date on or after the Net Proceeds Amount is so applied, shall be deemed not to be an Asset Disposition, provided that, in connection with any such Debt Prepayment Application, the Issuer complies with SECTION 8.7.

     Notwithstanding the preceding sentence, the Company shall not be permitted to apply the Net Proceeds Amount for any Transfer to a Debt Prepayment Application if, as a result thereof, the Company will have prepaid more than 25% of the original principal amount of the Notes within five years from the date of the Closing.

     Section 10.6. Sale-and-Leasebacks. The Issuer will not, and will not permit the Parent Company or any Subsidiary to, enter into any Sale-and-Leaseback Transaction with respect to any property more than 180 days following the acquisition or occupancy of such property by the Issuer, the Parent Company or such Subsidiary, whichever is later, nor will the Issuer suffer any such Sale and Leaseback Transaction to occur, unless:

          (a) the term of the lease in respect of such Sale-and-Leaseback Transaction, including all renewal terms, shall not exceed three years;

          (b) such Sale-and-Leaseback Transaction constitutes a sale by a Subsidiary to the Parent Company or by the Parent Company to a Wholly-Owned Subsidiary;

          (c) the Net Proceeds Amount received by the Issuer, the Parent Company or such Subsidiary in respect of such Sale-and-Leaseback Transaction is applied within 12 months of the consummation thereof to a Debt Prepayment Application or a Property Reinvestment Application, provided that such Sale-and-Leaseback Transaction satisfies the requirements of SECTION 10.5 including, without limitation, the requirement that, in connection with any Debt Prepayment Application of the Net Proceeds Amount from any such Sale-and-Leaseback Transaction, the Issuer comply with SECTION 8.7; or

          (d) immediately after giving effect thereto, the aggregate amount of Priority Debt does not exceed 10% of Consolidated Total Capitalization determined at such time and no Default or Event of Default would exist.

     Section 10.7. Disposal of Ownership of a Subsidiary. The Issuer will not, and will not permit the Parent Company or any Subsidiary to, sell or otherwise dispose of any Subsidiary Shares, nor will the Issuer, or will the Issuer permit any Subsidiary to, issue, sell or otherwise dispose of any shares of its own share capital, nor will the Issuer suffer any such sale, disposition or issuance to occur, provided that the foregoing restrictions do not apply to:

          (a) the issue of directors' qualifying shares by any Subsidiary;

          (b) any Transfer of Subsidiary Shares constituting a Transfer described in clause (a) of the definition of "Asset Disposition;" and

          (c) the Transfer of the Subsidiary Shares of a Subsidiary of the Parent Company owned by the Parent Company and its other Subsidiaries; provided that such Transfer satisfies the requirements of SECTION 10.5 including, without limitation, the requirement that, in connection with any Debt Prepayment Application of the Net Proceeds Amount from any such Transfer, the Issuer comply with SECTION 8.7.

     Section 10.8. Nature of Business. The Issuer will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Parent Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Parent Company and its Subsidiaries, taken as a whole, are engaged on the Effective Date.

     Section 10.9. Transactions with Affiliates. The Issuer will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Parent Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Issuer's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Issuer or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     Section 10.10. Sales of Receivables. The Issuer covenants that it will not, and will not permit the Parent Company or any Subsidiary to, discount, pledge or sell (with or without recourse) any of its accounts or notes receivable, nor will the Issuer suffer any such discount, pledge or sale to occur.

     Section 10.11. Most Favored Lender Status. The Issuer will not, and will not permit any Subsidiary to, enter into, assume or otherwise become bound or obligated under any agreement evidencing, securing, guaranteeing or otherwise relating to Designated Debt that contains, or amend any such agreement to contain, one or more Additional Covenants or Additional Defaults, unless the Issuer or such Subsidiary has offered to make an amendment to this Agreement, in form and substance satisfactory to the Required Holders, to add to or amend this Agreement to contain such Additional Covenants or Additional Defaults; provided, however, in the event that the Issuer or any Subsidiary enters into, assumes or otherwise becomes bound or obligated under, or so amends, any such agreement without making such offer, or if such offer was made and has not been rejected by the Required Holders, this Agreement shall, without any further action on the part of the Parent Company, the Issuer or any of the holders, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Issuer further covenants to, and to cause each of its Subsidiaries to, promptly execute and deliver at its expense (including the reasonable fees and expenses of counsel for the holders) an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendments of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendments shall not be a precondition to the effectiveness of such amendment as provided for in this SECTION 10.11, but shall merely be for the convenience of the parties hereto. - Note: Parent Company would like to discuss this requirement.

     Section 10.12. Restricted Payments. (a) The Issuer will not:

               (i) Declare or pay any dividends or distributions, either in cash or property, on or in respect of any of its Equity Interests of any class (except dividends or other distributions payable solely in Equity Interests of the Issuer);

               (ii) Directly or indirectly, or through any Subsidiary or through any Affiliate of the Issuer, purchase, redeem or retire any of its Equity Interests of any class or any warrants, rights or options to purchase or acquire any of its Equity Interests (other than in exchange for or out of the net cash proceeds to the Issuer from the substantially concurrent issue or sale of Equity Interests of the Issuer or warrants, rights or options to purchase or acquire any of its Equity Interests); or

               (iii) Make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its Equity Interests;

(such declarations or payments of dividends, purchases, redemptions or retirements of Equity Interests and warrants, rights or options and all such other payments or distributions being herein collectively called "Restricted Payments"), if immediately prior to or immediately after giving effect to any such Restricted Payment, a Default or Event of Default would exist.

     Section 10.13. Limitations on Restrictive Agreements. The Issuer will not, and will not permit any Subsidiary to, enter into, or suffer to exist, any agreement with any Person which, directly or indirectly, prohibits or limits the ability of any Subsidiary to (a) pay dividends or make other distributions to the Issuer or prepay any Debt owed to the Issuer or (b) transfer any of its properties or assets to the Issuer (other than with respect to assets subject to Liens permitted by SECTION 10.3).

SECTION 11. EVENTS OF DEFAULT.

     An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Issuer defaults in the payment of any interest on any Note or the Issuer defaults in the payment of any Tax Indemnity Amount under
     SECTION 8.8, in either case for more than five Business Days after the same becomes due and payable; or

          (c) (I) the Parent Company defaults in the performance of or compliance with any term contained in (1) Section 4.5 of the Parent Company Guaranty with respect to any provision in SECTION 10.1 or 10.2 of this Agreement, inclusive, or (2) Section 4.1 through 4.4 of the Parent Company Guaranty, inclusive, or Section 4.5 of the Parent Company with respect to any provision in Section 10.3 through 10.13 of this Agreement, inclusive, and, in the case of this clause (2), such default is not remedied within 10 Business Days after the earlier of (i) a Responsible Officer of the Parent Company obtaining actual knowledge of such default and (ii) the Parent Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to clause (2) of this paragraph (c)(I)), or (II) the Issuer defaults in the performance of or compliance with any term contained in (1) SECTION 8.7 or SECTION 10.1 through 10.2, inclusive, or (2) SECTION
     10.3 through 10.13, inclusive, and, in the case of this clause (2), such default is not remedied within 10 Business Days after the earlier of (i) a Responsible Officer of the Parent Company or the Issuer obtaining actual knowledge of such default and (ii) the Parent Company or Issuer receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to clause (2) of this paragraph (c)(II); or

          (d) Any of the following shall occur:

               (1) Consolidated Net Worth shall at any time be less than the sum of (a) U.S.$325,000,000, plus (b) an aggregate amount equal to 25% of Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal quarter of the Parent Company beginning with the fiscal quarter ended March 31, 2005; or

               (2) Consolidated Debt shall at any time exceed 45% of Consolidated Total Capitalization; or

               (3) The Minimum Interest Coverage Ratio at any time is less than
          3.0 to 1.0; or

          (e) the Parent Company defaults in the performance of or compliance with any term of the Parent Company Guaranty (other than those referred to in paragraph (c)(I) of this Section 11 or Section 4.5 of the Parent Company Guaranty as it relates to SECTION 11(D)) or the Issuer defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b), (c)(II) or (d) of this SECTION
     11) and such default is not remedied within 30 days after the earlier of
     (1) a Responsible Officer of the Parent Company or the Issuer obtaining actual knowledge of such default and (2) the Parent Company or the Issuer receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (e) of SECTION 11); or

          (f) any representation or warranty made in writing by or on behalf of the Parent Company or by any officer of the Parent Company in the Parent Company Guaranty or in any writing furnished in connection with the transactions contemplated by the Parent Company Guaranty, this Agreement or such writing proves to have been false or incorrect in any material respect on the date as of which made or any representation or warranty made in writing by or on behalf of the Issuer or by any officer of the Issuer in this Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (g) (1) the Parent Company, the Issuer or any other Subsidiary of the Parent Company is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least U.S.$5,000,000 beyond any period of grace provided with respect thereto, or (2) the Parent Company, the Issuer or any other Subsidiary of the Parent Company is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least U.S.$5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment and such declaration has not been annulled or rescinded, or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), the Parent Company, the Issuer or any other Subsidiary of the Parent Company has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least U.S.$5,000,000; or

          (h) the Parent Company, the Issuer or any Material Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, amalgamation, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated or (6) takes action for the purpose of any of the foregoing; or

          (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Parent Company, the Issuer or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the amalgamation, dissolution, winding-up or liquidation of the Parent Company, the Issuer or any Material Subsidiary, or any such petition shall be filed against the Parent Company, the Issuer or any Material Subsidiary and such petition shall not be dismissed within 60 days; or

          (j) a final judgment or judgments for the payment of money resulting in liability (exclusive of amounts fully covered by valid and collectible insurance in respect thereof), aggregating in excess of U.S.$5,000,000 are rendered against one or more of the Parent Company, the Issuer and the other Subsidiaries of the Parent Company and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (k) the Parent Company Guaranty or any provision in the Parent Company Guaranty shall at any time for any reason be terminated or cease to be valid and binding on the Parent Company, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Parent Company, or the Parent Company shall deny that the Parent Company has any further liability or obligation under the Parent Company Guaranty; or

          (l) the Parent Company shall at any time cease to own, directly or indirectly, 100% of all outstanding partnership interests of the Issuer; or

          (m) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed U.S.$5,000,000, (4) the Parent Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) the Parent Company or any ERISA Affiliate withdraws from any Multiemployer Plan or (6) the Parent Company or any ERISA Affiliate establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Parent Company or any ERISA Affiliate thereunder; and any such event or events described in clauses (1) through
     (6) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in Section 11(m), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

     Section 12.1. Acceleration. (a) If an Event of Default with respect to the Issuer or the Parent Company described in paragraph (h) or (i) of SECTION 11 (other than an Event of Default described in clause (1) of paragraph (h) or described in clause (6) of paragraph (h) by virtue of the fact that such clause encompasses clause (1) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of not less than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of SECTION 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Note becoming due and payable under this SECTION 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (1) all accrued and unpaid interest thereon and (2) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Issuer acknowledges, and the parties hereto agree, that each holder has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Issuer if the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under SECTION 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of SECTION 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any such overdue interest in respect of the Notes at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to SECTION 17 and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this SECTION
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer under SECTION 15, the Issuer will pay to each holder on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this SECTION 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     Section 13.1. Registration of Notes. The Issuer shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Issuer for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Issuer shall execute and deliver, at the Issuer's expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) evidencing the same indebtedness in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than U.S.$100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series one Note of such series may be in a denomination of less than U.S.$100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in SECTION 6.2.

     Section 13.3. Replacement of Notes. Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Noteholder or another holder with a minimum net worth of at least U.S.$50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

     Section 14.1. Place of Payment. Subject to SECTION 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank in such jurisdiction. The

Issuer may at any time, by notice to each holder, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     Section 14.2. Home Office Payment. So long as any Noteholder named on SCHEDULE A hereto or its nominee shall be the holder of any Note, and notwithstanding anything contained in SECTION 14.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Noteholder on SCHEDULE A hereto or by such other method or at such other address as such Noteholder shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Noteholder shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to SECTION
14.1. Prior to any sale or other disposition of any Note held by any Noteholder or its nominee such Person will, at such Person's election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to SECTION 13.2. Each holder, by its acceptance of a Note, will be deemed to have agreed to be bound by and entitled to the benefits of this SECTION 14.2 as though it were a party to this Agreement.

SECTION 15. EXPENSES, ETC.

     Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Issuer will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Noteholder or holder in connection with such transactions and any amendments, waivers or consents under or in respect of this Agreement, the Notes or the Parent Company Guaranty (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or the Parent Company Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or the Parent Company Guaranty, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including reasonable financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Parent Company, the Issuer or any other Subsidiary of the Parent Company or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes and by the Parent Company Guaranty. The Issuer will pay, and will save each Noteholder and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by such Person).

     Section 15.2. Survival. The obligations of the Issuer under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or the Parent Company Guaranty, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Noteholder or subsequent holder of any such Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Noteholder or any subsequent holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer pursuant to this Agreement shall be deemed representations and warranties of the Issuer under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Noteholders and the Issuer and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

     Section 17.1. Requirements. This Agreement, the Notes and the Parent Company Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuer (except amendments which occur pursuant to Section 4.3 of the Parent Company Guaranty and Section 10.11 hereof) as set forth and any holder or holders of not less than 51% in principal amount of Notes at the time outstanding, except that (a) no amendment or waiver of any of the provisions of SECTION 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder of Notes unless consented to by such holder in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of SECTION 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (3) amend any of SECTIONS 8, 11(A), 11(B), 12, 17 or 20 hereof, or (4) releasing the Parent Company from the Parent Company Guaranty or amend any of the terms and provisions of Section 2 thereof.

     Section 17.2. Solicitation of Holders of Notes.

     (a) Solicitation. The Issuer will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this SECTION 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

     (b) Payment. The Issuer will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by such holder of Notes of any waiver or amendment of any of the terms and provisions hereof, or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

     Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this SECTION 17 applies equally to all holders of Notes affected thereby and is binding upon them and upon each future holder of any Note and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Issuer and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     Section 17.4. Notes Held by Parent Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Parent Company, the Issuer, any other Subsidiaries of the Parent Company or any Affiliates of the Parent Company shall be deemed not to be outstanding.

SECTION 18. NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

          (1) if to a Noteholder or its nominee, to such Noteholder or its nominee at the address specified for such communications in SCHEDULE A to this Agreement, or at such other address as such Noteholder or its nominee shall have specified to the Issuer in writing,

          (2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, or

          (3) if to the Issuer, to the Issuer at its address set forth at the beginning hereof to the attention of Marianne Paine, Chief Legal Officer, with a copy to Hub International Limited, 55 East Jackson Boulevard, Chicago, Illinois, 60604, Attention: Marianne Paine, Chief Legal Officer, or at such other address as the Issuer shall have specified to the holder of each Note in writing.

Notices under this SECTION 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Noteholder on the Effective Date, and
(c) financial statements, certificates and other information previously or hereafter furnished to any holder of the Notes, may be reproduced by such holder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such holder may destroy any original document so reproduced. The Issuer agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This SECTION 19 shall not prohibit the Issuer or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

     For the purposes of this SECTION 20, "Confidential Information" means information delivered to any Noteholder by or on behalf of the Parent Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Noteholder as being confidential information of the Parent Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Noteholder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Noteholder or any Person acting on such Noteholder's behalf, (c) otherwise becomes known to such Noteholder other than through disclosure by the Parent Company or any Subsidiary or (d) constitutes financial statements delivered to such Noteholder under Section 7.1 or Section 3.1 of the Parent

Company Guaranty that are otherwise publicly available. Each Noteholder will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Noteholder in good faith to protect confidential information of third parties delivered to such Noteholder, provided that such Noteholder may deliver or disclose Confidential Information to (1) such Noteholder's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Noteholder's Notes), (2) such Noteholder's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this SECTION 20, (3) any other holder of any Note, (4) any Institutional Investor to which such Noteholder sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 20), (5) any Person from which such Noteholder offers to purchase any security of the Issuer or the Parent Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 20), (6) any Federal, provincial or state regulatory authority having jurisdiction over such Noteholder, (7) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Noteholder's investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Noteholder, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Noteholder is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Noteholder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Noteholder's Notes and this Agreement. Notwithstanding anything to the contrary in this SECTION 20, the Issuer agrees that the holders shall not have any obligation to maintain as confidential any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated in this Agreement, the Notes and the Parent Company Guaranty and all materials of any kind (including opinions or other tax analyses) that are provided to the holders relating to such tax treatment and tax structure. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
SECTION 20 as though it were a party to this Agreement. On reasonable request by the Issuer in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer embodying the provisions of this SECTION 20.

SECTION 21. SUBSTITUTION OF NOTEHOLDER.

     Each Noteholder shall have the right to substitute any one of such Noteholder's Affiliates as the purchaser of the Notes that such Noteholder has agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both such Noteholder and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in SECTION 6. Upon receipt of such notice, wherever the word "Noteholder" is used in this Agreement (other than in this SECTION 21), such word shall be deemed to refer to such Affiliate in lieu of such Noteholder. If such Affiliate is so substituted as a noteholder hereunder and such Affiliate thereafter transfers to such Noteholder all of the Notes then held by such Affiliate, upon receipt by the Issuer of notice of such transfer, wherever the word "Noteholder" is used in this Agreement (other than in this SECTION 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Noteholder, and such Noteholder shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. SUBMISSION TO JURISDICTION, NORMAL RATES, ETC.

     Section 22.1. Submission to Jurisdiction. The Issuer hereby irrevocably consents and submits to the non-exclusive jurisdiction of any court located within the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York and irrevocably agrees that all actions or proceedings relating to this Agreement or the Notes may be litigated in such courts, and the Issuer irrevocably waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court. The Issuer hereby irrevocably appoints, with respect to any suit or proceeding that may be initiated hereunder or under the Notes, Hub International Northeast, Inc. as the Issuer's agent for the purpose of accepting service of process within the State of New York and agrees to retain and consents that all such service of process be made by mail or messenger directed to its General Counsel at its office located at 1065 Avenue of the Americas, New York, New York, 10018, with a copy to the Parent Company's General Counsel at its office located at 55 East Jackson Boulevard, Chicago, Illinois, 60604 or at such other address of Hub International Northeast, Inc. located in the State of New York, as may be designated by the Issuer by notice to each holder of Notes and that service so made shall be deemed to be completed upon the earlier of actual receipt or three Business Days after the same shall have been posted to the Issuer. Nothing contained in this Section 22.1 shall affect the right of any holder of Notes to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Issuer or to enforce a judgment obtained in the courts of any other jurisdiction.

     Section 22.2. Normal Rates. The principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement or the Notes. All interest payments to be made hereunder shall be paid without allowance or deduction for deemed reinvestment or otherwise, before and after demand, default and judgment. The rates of interest specified in this Agreement and the Notes are intended to be nominal rates and not effective rates and any interest calculated hereunder shall be calculated using the nominal rate method and not the effective rate method of calculation.

SECTION 23. MISCELLANEOUS.

     Section 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     Section 23.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     Section 23.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 23.4. Construction. (a) Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     (b) Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     Section 23.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     Section 23.6. Currency. All moneys referred to in this Agreement and the Notes shall mean money which at the time is lawful money of the United States of America.

     Section 23.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

     The execution hereof by the Noteholders shall constitute a contract among the Issuer and the Noteholders for the uses and purposes hereinabove set forth.

                                        Very truly yours,

                                        HUB INTERNATIONAL LIMITED PARTNERSHIP

                                        By: HUB International Partners Limited,
                                            its general partner


                                        By: /s/ Marianne D. Paine
                                            -----------------------------------
                                        Name:   Marianne D. Paine
                                              ---------------------------------
                                        Title:  Vice President
                                               --------------------------------

The foregoing is hereby agreed
to as of the date thereof.


                                        MTL INSURANCE COMPANY

                                        By: Prudential Private Placement
                                            Investors, L.P. (as Investment
                                            Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc.
                                            (as its General Partner)


                                        By: /s/
                                            ------------------------------------
                                            Vice President


                                        PRUDENTIAL RETIREMENT INSURANCE AND
                                        ANNUITY COMPANY

                                        By: Prudential Investment Management,
                                            Inc.,
                                            as investment manager


                                        By: /s/
                                            ------------------------------------
                                            Vice President

The foregoing is hereby agreed
to as of the date thereof.


                                        PRIMERICA LIFE INSURANCE COMPANY

                                        By: Conning Asset Management Company.
                                            its Investment Manager


                                        By: /s/ David R. Miller
                                            ------------------------------------
                                        Name: David R. Miller
                                        Title: Managing Director

The foregoing is hereby agreed
to as of the date thereof.


                                        THE TRAVELERS INSURANCE COMPANY


                                        By: /s/ Judith A. Gulotta
                                            ------------------------------------
                                        Name: Judith A. Gulotta
                                        Title: Vice President


                                        THE TRAVELERS LIFE AND ANNUITY COMPANY


                                        By: /s/ Judith A. Gulotta
                                            ------------------------------------
                                        Name: Judith A. Gulotta
                                        Title: Vice President

The foregoing is hereby agreed
to as of the date thereof.


                                        WEST AMERICAN INSURANCE COMPANY


                                        By: /s/ Paul Gerard
                                            ------------------------------------
                                        Name: Paul Gerard
                                        Title: Senior Vice-President

The foregoing is hereby agreed
to as of the date thereof.


                                        MINNESOTA LIFE INSURANCE COMPANY

                                        By Advantus Capital Management, Inc.


                                        By /s/ Thomas B. Houghton
                                           -------------------------------------
                                        Name: Thomas B. Houghton
                                        Title: Vice President


                                        SECURITY NATIONAL LIFE INSURANCE COMPANY

                                        By: Advantus Capital Management, Inc.


                                        By /s/ Thomas B. Houghton
                                           -------------------------------------
                                        Name: Thomas B. Houghton
                                        Title: Vice President


                                        FARM BUREAU LIFE INSURANCE COMPANY OF
                                        MICHIGAN

                                        By: Advantus Capital Management, Inc.


                                        By /s/ Thomas B. Houghton
                                           -------------------------------------
                                        Name: Thomas B. Houghton
                                        Title: Vice President

                                        FARM BUREAU MUTUAL INSURANCE COMPANY OF
                                        MICHIGAN

                                        By: Advantus Capital Management, Inc.


                                            By /s/ James F. Geiger
                                               ---------------------------------
                                            Name: James F. Geiger
                                            Title: Vice President


                                        FARM BUREAU GENERAL INSURANCE COMPANY OF
                                        MICHIGAN

                                        By: Advantus Capital Management, Inc.


                                            By /s/ James F. Geiger
                                               ---------------------------------
                                            Name: James F. Geiger
                                            Title: Vice President


                                        AMERICAN REPUBLIC INSURANCE COMPANY

                                        By: Advantus Capital Management, Inc.


                                            By /s/ James F. Geiger
                                               ---------------------------------
                                            Name: James F. Geiger
                                            Title: Vice President


                                        GREAT WESTERN INSURANCE COMPANY

                                        By: Advantus Capital Management, Inc.


                                            By /s/ James F. Geiger
                                               ---------------------------------
                                            Name: James F. Geiger
                                            Title: Vice President

                                        AMERICAN FIDELITY ASSURANCE COMPANY

                                        By: Advantus Capital Management, Inc.


                                            By /s/ James F. Geiger
                                               ---------------------------------
                                            Name: James F. Geiger
                                            Title: Vice President

The foregoing is hereby agreed
to as of the date thereof.

                                        CONNECTICUT GENERAL LIFE INSURANCE


                                        By /s/ Debra J. Height
                                           -------------------------------------
                                        Name: Debra J. Height
                                        Title: Managing Director


                                        CIGNA LIFE INSURANCE COMPANY OF NEW YORK


                                        By /s/ Debra J. Height
                                           -------------------------------------
                                        Name: Debra J. Height
                                        Title: Managing Director


                                        LIFE INSURANCE COMPANY OF NORTH AMERICA


                                        By /s/ Debra J. Height
                                           -------------------------------------
                                        Name: Debra J. Height
                                        Title: Managing Director

The foregoing is hereby agreed
to as of the date thereof.

                                        BENEFICIAL LIFE INSURANCE COMPANY


                                        By /s/ Robert R. Dalley
                                           -------------------------------------
                                        Name: Robert R. Dalley
                                        Title: Sr, Vice President & Chief
                                               Financial Officer

                       INFORMATION RELATING TO NOTEHOLDERS

                                                    PRINCIPAL AMOUNT OF
     NAME AND ADDRESS OF NOTEHOLDER       SERIES   NOTES TO BE PURCHASED
     ------------------------------       ------   ---------------------
THE TRAVELERS INSURANCE COMPANY              A           $6,500,000
c/o Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 5,71% Amended and Restated Series A Senior Notes due 2011, PPN 44333# AA 0, principal, interest or premium") to:

     Bank Name:     The Chase Manhattan Bank, N.A.
     ABA Routing #: 021-000-021
     Account No.:   910-2-587434
     Account Name:  The Travelers Insurance Company
     Ref:           HUB International

Notices

All notices and other communications to be addressed:

     The Travelers Insurance Company
     c/o Metropolitan Life Insurance Company
     Investments, Private Placements
     P.O. Box 1902
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Director
     Facsimile: (973) 355-4250

     With a copy OTHER THAN WITH RESPECT TO DELIVERIES OF FINANCIAL STATEMENTS to:

     The Travelers Insurance Company
     c/o Metropolitan Life Insurance Company
     P.O. Box 1902
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Chief Counsel-Securities Investments (PRIV)
     Facsimile: (973) 355-4338

                                   SCHEDULE A
                          (to Note Purchase Agreement)

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0566090 (a Connecticut corporation)

                                                    PRINCIPAL AMOUNT OF
     NAME AND ADDRESS OF NOTEHOLDER       SERIES   NOTES TO BE PURCHASED
     ------------------------------       ------   ---------------------
THE TRAVELERS INSURANCE COMPANY --           A            $600,000
   SEPARATE ACCOUNT MGA
c/o Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 5.71% Amended and Restated Series A Senior Notes due 2011, PPN 44333# AA 0, principal, interest or premium") to:

     Bank Name:     The Travelers Insurance Company-Consolidated Private
     ABA Routing #: 021-000-021
     Account No.:   910-2-720464
     Account Name:  The Travelers Insurance Company Separate Account MGA
     Ref:           HUB International

Notices

All notices and other communications to be addressed:

     The Travelers Insurance Company
     c/o Metropolitan Life Insurance Company
     Investments, Private Placements
     P.O. Box 1902
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Director
     Facsimile: (973) 355-4250

     With a copy OTHER THAN WITH RESPECT TO DELIVERIES OF FINANCIAL STATEMENTS to:

     The Travelers Insurance Company
     c/o Metropolitan Life Insurance Company
     P.O. Box 1902
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Chief Counsel-Securities Investments (PRIV)
     Facsimile: (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0904249 (a Connecticut corporation)

                                                    PRINCIPAL AMOUNT OF
     NAME AND ADDRESS OF NOTEHOLDER       SERIES   NOTES TO BE PURCHASED
     ------------------------------       ------   ---------------------
THE TRAVELERS LIFE AND ANNUITY COMPANY       A           $1,700,000
   SEPARATE ACCOUNT TLAC -- MGA
c/o Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 5,71% Amended and Restated Series A Senior Notes due 2011, PPN 44333# AA 0, principal, interest or premium") to:

     Bank Name:     JP Morgan Chase Bank
     ABA Routing #: 021-000-021
     Account No.:   910-739365
     Account Name:  The Travelers Separate Account TLAC -- MGA
     Ref:           HUB International

Notices

All notices and other communications to be addressed:

     The Travelers Life and Annuity Company
     c/o Metropolitan Life Insurance Company
     Investments, Private Placements
     P.O. Box 1902
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Director
     Facsimile: (973) 355-4250

     With a copy OTHER THAN WITH RESPECT TO DELIVERIES OF FINANCIAL STATEMENTS to:

     The Travelers Life and Annuity Company
     c/o Metropolitan Life Insurance Company
     P.O. Box 1902
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Chief Counsel-Securities Investments (PRIV)
     Facsimile: (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0904249 (a Connecticut corporation)

                                                    PRINCIPAL AMOUNT OF
     NAME AND ADDRESS OF NOTEHOLDER       SERIES   NOTES TO BE PURCHASED
     ------------------------------       ------   ---------------------
THE TRAVELERS LIFE AND ANNUITY COMPANY       A            $600,000
c/o Metropolitan Life Insurance Company
1 MetlLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 5.71% Amended and Restated Series A Senior Notes due 2011, PPN 44333# AA 0, principal, interest or premium") to:

     Bank:          JPMorgan Chase  Bank
     ABA Routing #: 021-000-021
     Account No.:   304-1-71778
     Account Name:  The Travelers Life and Annuity Company
     Ref:           HUB International

Notices

All notices and other communications to be addressed:

     The Travelers Life and Annuity Company
     c/o Metropolitan Life Insurance Company
     Investments Private Placements
     P.O. Box 1902
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Director
     Facsimile: (973) 355-4250

     With a copy OTHER THAN WITH RESPECT TO DELIVERIES OF FINANCIAL
     STATEMENTS to:

     The Travelers Life and Annuity Company
     c/o Metropolitan Life Insurance Company
     P.O. Box 1902
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Chief Counsel-Securities Investments (PRIV)
     Facsimile: (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0904249 (a Connecticut corporation)

                                                 PRINCIPAL AMOUNT OF
   NAME AND ADDRESS OF NOTEHOLDER      SERIES   NOTES TO BEPURCHASED
   ------------------------------      ------   --------------------
PRIMERICA LIFE INSURANCE COMPANY          A           $600,000
c/o Conning Asset Management Company
One Financial Plaza, 13th Floor
Hartford, Connecticut  06103

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 5.71% Amended and Restated Series A Senior Notes due 2011, PPN 44333# AA 0, principal, interest or premium") to:

     Primerica Life Insurance Company Account No. 910-2-790079
     JPMorgan Chase Bank
     One Chase Manhattan Plaza
     New York, New York 10081
     ABA No. 021000021

Notices

All notices with respect to PAYMENT should be directed to:

     Primerica Life Insurance Company
     c/o Conning Asset Management Company
     One Financial Plaza, 13th Floor
     Hartford, CT 06103-2627
     ATTN: John Scanlon / Pamela Levesque
     Facsimile: (860) 299-0161/(860) 299-0138

     All OTHER communications (including original securities) should be directed to:

     Primerica Life Insurance Company
     C/o Conning Asset Management Company
     One Financial Plaza, 13th Floor
     Hartford, CT 06103-2627
     ATTN: Vi R. Smalley, Esq.
     Facsimile: (860) 299-0054

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590590 (a Massachusetts company)

                                                                 PRINCIPAL AMOUNT OF
           NAME AND ADDRESS OF NOTEHOLDER              SERIES   NOTES TO BE PURCHASED
           ------------------------------              ------   ---------------------
CONNECTICUT GENERAL LIFE INSURANCE COMPANY                B           $3,400,000
CIG & Co.                                                 B           $3,000,000
c/o CIGNA Retirement & Investment Services                B           $3,000,000
280 Trumbull Street                                       B           $1,000,000
Hartford, Connecticut 06103                               B           $1,100,000
Attention: Private and Alternative Investments, H16B      B           $1,000,000
Fax Number: (860) 534-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=Hub International, Limited, 6.16% Amended and Restated Series B Senior Notes due 2013, PPN 44333# AB 8; [due date and application (as among principal, premium and interest of the payment being made); contact name and phone.]

Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention: Securities Processing H05P
     280 Trumbull Street
     Hartford, Connecticut 06103

     CIG & Co.
     c/o CIGNA Retirement & Investment Services
     Attention: Private and Alternative Investments, H16B
     280 Trumbull Street
     Hartford, Connecticut 06103
     Fax: 860-534-7203
     with a copy to:

     J.P. Morgan Chase Bank
     Private Placement Servicing
     P.O. Box 1508
     Bowling Green Station
     New York, New York 10081
     Attention: CIGNA Private Placements
     Fax: 212-552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Retirement & Investment Services
     Attention: Private and Alternative Investments, H16B
     280 Trumbull Street
     Hartford, Connecticut 06103
     Fax: 860-534-7203

Name of Nominee in which Notes are to be issued: CIG & Co.

Taxpayer I.D. Number: 13-3574027

                                                                PRINCIPAL AMOUNT OF
           NAME AND ADDRESS OF NOTEHOLDER              SERIES   NOTES TO BE PURCHASED
           ------------------------------              ------   ---------------------
CIGNA LIFE INSURANCE COMPANY OF NEW YORK                  B           $3,000,000
CIG & Co.
c/o CIGNA Retirement & Investment Services
280 Trumbull Street
Hartford, Connecticut 06103
Attention: Private and Alternative Investments, H16B
Fax Number: (860) 534-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=Hub International Limited, 6.16% Amended and Restated Series B Senior Notes due 2013, PPN 44333# AB 8; [due date and application (as among principal, premium and interest of the payment being made); contact name and phone.]

Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention: Securities Processing H05P
     280 Trumbull Street
     Hartford, Connecticut 06103

     CIG & Co.
     c/o CIGNA Retirement & Investment Services
     Attention: Private and Alternative Investments, H16B
     280 Trumbull Street
     Hartford, Connecticut 06103
     Fax: 860-534-7203
     with a copy to:

     J.P. Morgan Chase Bank
     Private Placement Servicing
     P. O. Box 1508
     Bowling Green Station
     New York, New York  10081
     Attention: CIGNA Private Placements
     Fax: 212-552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Retirement & Investment Services
     Attention: Private and Alternative Investments, H16B
     280 Trumbull Street
     Hartford, Connecticut 06103
     Fax: 860-534-7203

Name of Nominee in which Notes are to be issued: CIG & Co.

Taxpayer I.D. Number: 13-3574027

                                                            PRINCIPAL AMOUNT OF
         NAME AND ADDRESS OF NOTEHOLDER           SERIES   NOTES TO BE PURCHASED
         ------------------------------           ------   ---------------------
LIFE INSURANCE COMPANY OF NORTH AMERICA              B           $3,400,000
CIG & Co.
c/o CIGNA Retirement & Investment Services
280 Trumbull Street
Hartford, Connecticut 06103
Attention: Private and Alternative Investments,
           H16B
Fax Number: (860) 534-7203

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

     BNF=CIGNA Private Placements/AC=9009001802
     ABA #021000021
     OBI=Hub International Limited, 6.16% Amended and Restated Series B Senior Notes due 2013, PPN 44333# AB 8; [due date and application (as among principal, premium and interest of the payment being made); contact name and phone.]

Address for Notices Related to Payments:

     CIG & Co.
     c/o CIGNA Investments, Inc.
     Attention: Securities Processing H05P
     280 Trumbull Street
     Hartford, Connecticut 06103

     CIG & Co.

     c/o CIGNA Retirement & Investment Services
     Attention: Private and Alternative Investments, H16B
     280 Trumbull Street
     Hartford, Connecticut 06103
     Fax: 860-534-7203

     with a copy to:

     J.P. Morgan Chase Bank
     Private Placement Servicing
     P.O. Box 1508
     Bowling Green Station
     New York, New York 10081
     Attention: CIGNA Private Placements
     Fax: 212-552-3107/1005

Address for All Other Notices:

     CIG & Co.
     c/o CIGNA Retirement & Investment Services
     Attention: Private and Alternative Investments, H16B
     280 Trumbull Street
     Hartford, Connecticut 06103
     Fax: 860-534-7203

Name of Nominee in which Notes are to be issued: CIG & Co.

Taxpayer I.D. Number: 13-3574027

                                                  PRINCIPAL AMOUNT OF
    NAME AND ADDRESS OF NOTEHOLDER      SERIES   NOTES TO BE PURCHASED
    ------------------------------      ------   ---------------------
MINNESOTA LIFE INSURANCE COMPANY           B           $7,000,000
400 Robert Street North
St. Paul, Minnesota 55101
Telefacsimile: (651) 223-5029
c/o Advantus Capital Management, Inc.

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     Mellon Bank, Pittsburgh PA
     ABA#: 011001234
     DDA#: 048771
     Acct. Name: Minnesota Life Insurance Company
     Account #: ADFF0106002
     Cost Code: 1167

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 41-0417830

                                                       PRINCIPAL AMOUNT OF
      NAME AND ADDRESS OF NOTEHOLDER         SERIES   NOTES TO BE PURCHASED
      ------------------------------         ------   ---------------------
PRUDENTIAL RETIREMENT INSURANCE AND             B           $1,200,000
   ANNUITY COMPANY
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     JPMorgan Chase
     ABA No. 021000021

          Account Name: PRIAC - SA - Private Placement Fund - Priv - Privates Account No. P86353 (please do not include spaces)

Notices

Address for all notices relating to payments:

     Prudential Retirement Insurance and Annuity Company
     c/o Prudential Investment Management, Inc.
     Private Placement Trade Management
     PRIAC Administration
     Gateway Center Four, 7th Floor
     100 Mulberry Street
     Newark, NJ 07102

     Telephone: (973) 802-8107
     Facsimile: (888) 889-3832

Address for all other communications and notices:

     Prudential Private Placement Investors, L.P.
     c/o Prudential Capital Group
     [Regional Office Address]

     Attention: Managing Director

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1050034

                                                       PRINCIPAL AMOUNT OF
      NAME AND ADDRESS OF NOTEHOLDER         SERIES   NOTES TO BE PURCHASED
      ------------------------------         ------   ---------------------
PRUDENTIAL RETIREMENT INSURANCE AND             B           $3,900,000
   ANNUITY COMPANY                                          $3,000,000
c/o Prudential Investment Management, Inc.                  $1,000,000
Private Placement Trade Management                          $1,000,000
PRIAC Administration                                        $1,000,000
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     JP Morgan Chase Bank
     New York, NY
     ABA No. 021000021

     Account Name: PRIAC
     Account No. P86329 (please do not include spaces) in the case of payments on Account of the Note originally issued in the principal amount of $3,900,000.00

     Account Name: PRIAC - SA - New York Carpenters - Privates
     Account No. P86337 (please do not include spaces) in the case of payments on Account of the Note originally issued in the principal amount of $3,000,000.00

     Account Name: PRIAC - SA - Dewey Ballantine - Privates
     Account No. P86339 (please do not include spaces) in the case of payments on Account of the Note originally issued in the principal amount of $1,000,000.00

     Account Name: PRIAC - SA - Fuji Stable Value Fund - Privates
     Account No. P86355 (please do not include spaces) in the case of payments on Account of the Note originally issued in the principal amount of $1,000,000.00

     Account Name: PRIAC - SA - Health Care Services Corp - Privates
     Account No. P86341 (please do not include spaces) in the case of payments on Account of the Note originally issued in the principal amount of $1,000,000.00

Notices

Address for all notices relating to payments:

     Prudential Retirement Insurance and Annuity Company
     c/o Prudential Investment Management, Inc.
     Private Placement Trade Management
     PRIAC Administration
     Gateway Center Four, 7th Floor
     100 Mulberry Street
     Newark, NJ 07102

     Telephone: (973) 802-8107
     Facsimile: (888) 889-3832

Address for all other communications and notices:

     Prudential Retirement Insurance and Annuity Company
     c/o Prudential Capital Group
     Two Prudential Plaza
     180 North Stetson, Suite 5600
     Chicago, IL 60601-6716

     Attention: Managing Director

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1050034

                                           PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF NOTEHOLDER   SERIES   NOTES TO BE PURCHASED
------------------------------   ------   ---------------------
MTL INSURANCE COMPANY               B           $2,000,000
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Attention: Managing Director

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     The Northern Chgo/Trust
     ABA #071000152
     Credit Wire Account #5186041000
     FFC: 26-00621/MTL Insurance Company
     Attn: Income Collections

Notices

All notices of payments and written confirmations of such wire transfer:

     MTL Insurance Company
     1200 Jorie Blvd.
     Oak Brook, IL 60522-9060

     Attention: Margaret Culkeen

Address for all other communications and notices:

     Prudential Private Placement Investors, L.P.
     c/o Prudential Capital Group
     Two Prudential Plaza
     180 North Stetson, Suite 5600
     Chicago, IL 60601-6716

     Attention: Managing Director

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-1516780

                                                     PRINCIPAL AMOUNT OF
     NAME AND ADDRESS OF NOTEHOLDER        SERIES   NOTES TO BE PURCHASED
     ------------------------------        ------   ---------------------
SECURITY NATIONAL LIFE INSURANCE COMPANY      B            $500,000
400 Robert Street North
c/o Advantus Capital Management, Inc.
St. Paul, Minnesota 55101
Attn: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International. Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     NORTHERN CHGO/TRUST
     ABA #071-000-152
     Account #: 17-74574
     Zions First National Bank
     For further credit to:
          Account Name: Security National Life
          Account #: 7794900A

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: How & Co.

Taxpayer I.D. Number: 36-2610791

                                                  PRINCIPAL AMOUNT OF
    NAME AND ADDRESS OF NOTEHOLDER      SERIES   NOTES TO BE PURCHASED
    ------------------------------      ------   ---------------------
FARM BUREAU LIFE INSURANCE COMPANY OF      B           $3,000,000
MICHIGAN
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attn: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     Comerica Bank
     Detroit, Michigan
     ABA #072-000-096

     For credit to: Trust Operation-Fixed Income
                    Unit Cost Center 98530
                    Account Number: 21585-98530

     For further credit to: Farm Bureau Life Insurance Company of Michigan-
                            Account Number: 011000312124

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-6053670

                                                    PRINCIPAL AMOUNT OF
     NAME AND ADDRESS OF NOTEHOLDER       SERIES   NOTES TO BE PURCHASED
     ------------------------------       ------   ---------------------
FARM BUREAU MUTUAL INSURANCE COMPANY OF      B           $1,000,000
MICHIGAN
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attn: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 88, principal, interest or premium") to:

     Comerica Bank
     Detroit, Michigan
     ABA #072-000-096

     For credit to: Trust Operation-Fixed Income
                    Unit Cost Center 98530
                    Account Number: 21585-98530

     For further credit to: Farm Bureau Mutual Insurance Company of Michigan-
                            Account Number: 011000312132

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1316179

                                                     PRINCIPAL AMOUNT OF
     NAME AND ADDRESS OF NOTEHOLDER        SERIES   NOTES TO BE PURCHASED
     ------------------------------        ------   ---------------------
FARM BUREAU GENERAL INSURANCE COMPANY OF      B           $1,000,000
MICHIGAN
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attn: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     Comerica Bank
     Detroit, Michigan
     ABA #072-000-096

     For credit to: Trust Operation-Fixed Income
                    Unit Cost Center 98530
                    Account Number: 21585-98530

     For further credit to: Farm Bureau General Insurance Company of Michigan-
                            Account Number: 011000312140

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-6056228

    NAME AND ADDRESS OF NOTEHOLDER      SERIES   PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
    ------------------------------      ------   -----------------------------------------
AMERICAN REPUBLIC INSURANCE COMPANY        B                     $1,500,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attn: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     Wells Fargo Bank, N.A.
     ABA #121000248
     BNFA=0000840245 (include all 10 digits)
     BNF=Trust Wire Clearing
     FFC Attn: Income Collections, a/c #20983400

     For further credit to:   American Republic Insurance Co.
                              Account Number: 20983400

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Wells Fargo Bank N.A. as custodian for American Republic Insurance Company

Taxpayer I.D. Number: 42-0113630

    NAME AND ADDRESS OF NOTEHOLDER      SERIES   PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
    ------------------------------      ------   -----------------------------------------
GREAT WESTERN INSURANCE COMPANY           B                     $1,000,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attn: Kay Rasmussen, A9-4538

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     JP Morgan Chase
     ABA Number: 021000021
     DDA: 930-4-019012
     Sub Account: 035-00202
     Attn: Richard D'Angelo
     Phone #: 904-218-1683

     For Credit to: Merrill Lynch Pierce Fenner & Smith, Inc.
     Account # 00810935
     Reference Account Number: 70G-13700
     Reference Name: Great Western Insurance Company

     Contact: Steve Kelly (201) 557-1213

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Merrill Lynch for
                                                 Great Western Insurance Company

Taxpayer I.D. Number: 87-0395954

    NAME AND ADDRESS OF NOTEHOLDER      SERIES   PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
    ------------------------------      ------   -----------------------------------------
AMERICAN FIDELITY ASSURANCE COMPANY       B                     $2,000,000
c/o Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
Attn: Client Administrator

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     First Fidelity Bank
     ABA #103002691
     Account Name: InvesTrust
     Account Number: 1040120179
     For Further Ref: American Fidelity Assurance Company
     Account Number: 52010414

     For credit to: InvesTrust
          Account Number: 1040120179
          Attn: Tina Swaim & Ron Mitchell

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: FFB Registration

Taxpayer I.D. Number: 73-0714500

    NAME AND ADDRESS OF NOTEHOLDER      SERIES   PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
    ------------------------------      ------   -----------------------------------------
BENEFICIAL LIFE INSURANCE COMPANY         B                     $3,000,000
36 South State, 25th Floor
Salt Lake City, Utah 84136
Attn: Doug Hancock

Fax: (801) 531-3314

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     JPMorgan Chase
     ABA #021000021
     A/C # 544755102
     FFC: Zions First National Bank G70990

Notices

Address for Notices Related to Payments:

     Beneficial Life Insurance Co.
     36 South State, 25th Floor
     Salt Lake City, Utah 84136
     Attn: Sterling Russell
     Fax: (801) 531-3339

Address for All Other Notices:

     Beneficial Life Insurance Co.
     36 South State, 25th Floor
     Salt Lake City, Utah 84136
     Attn: Sterling Russell
     Fax: (801) 531-3339

Name of Nominee in which Notes are to be issued: TFINN

Taxpayer I.D. Number: 87-0115120

    NAME AND ADDRESS OF NOTEHOLDER      SERIES   PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
    ------------------------------      ------   -----------------------------------------
WEST AMERICAN INSURANCE COMPANY           B                      $3,000,000
c/o The Ohio Casualty Group
9450 Seward Road
Fairfield, Ohio 45014
Telefacsimile: (513) 682-5227

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Hub International Limited, 6.16% Amended and Restated Series B Senior Notes, due 2013, PPN 44333# AB 8, principal, interest or premium") to:

     Cash Wires
     Income Payments   CHASE NYC/CUST
     ABA #021 000 021
     A/C #900-9-000200
     Attn: Income Collection
     FAO: A/C #G06426 A/C West American Insurance Company

     Other Wires   CHASE NYC/CUST
     ABA #021 000 021
     A/C #900-9-000150
     Attn: Mary Danens
     FAO: A/C #G06426 A/C West American Insurance Company

Notices

All notices and communications with respect to payment and written confirmation of each such payment to be addressed to:

     The Ohio Casualty Group
     Mary Beth Cadle, Portfolio Manager
     9450 Seward Road
     Fairfield, Ohio 45014
     Phone: (513) 603-2887
     Fax: (513) 682-5227

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number: 31-0624491

                                  DEFINED TERMS

     Capitalized terms used herein and not otherwise defined shall have the meanings given in the Parent Company Guaranty. As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "Acquisition Date" is defined in SECTION 10.1(C).

     "Affiliate" shall mean, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) in the case of the Parent Company or any Subsidiary, any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Parent Company or any Subsidiary or any corporation of which the Parent Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests; provided that "Affiliate," in relation to the Parent Company, shall not include any Subsidiary. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless otherwise clearly stated, any reference to an "Affiliate" is a reference to an Affiliate of the Parent Company.

     "Additional Covenant" shall mean any affirmative or negative covenant or similar restriction applicable to the Parent Company or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (a) is similar to that of any covenant in SECTION 9 or 10 of this Agreement, or related definitions in SCHEDULE B to this Agreement, or Section 3 or 4 of the Parent Company Guaranty, or related definitions in Section 1 of the Parent Company Guaranty, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to any holder of any Designated Debt (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (b) is different from the subject matter of any covenants in SECTION 9 or 10 of this Agreement or Section 3 or 4 of the Parent Company Guaranty, or related definitions in SCHEDULE B to this Agreement or the related definitions in
Section 1 of the Parent Company Guaranty. Notwithstanding the foregoing, the provisions set forth in SECTION 1008 of each of the Subordinated Debentures as in effect on the date hereof shall not constitute Additional Covenants.

     "Additional Default" shall mean any provision for the benefit of any holder of any Designated Debt to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires any Parent Company or any Subsidiary to purchase the Debt under such Designated Debt prior to the stated maturity thereof and which either (a) is similar to any Default or Event of Default contained in SECTION 11 of this Agreement, or related definitions in SCHEDULE B to this Agreement or Section 1 of the Parent Company Guaranty, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth therein or is more beneficial to any holder of any Designated Debt (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has


                                   SCHEDULE B
                          (to Note Purchase Agreement)
a shorter grace period or is more beneficial) or (b) is different from the subject matter of any Default or Event of Default contained in SECTION 11 of this Agreement, or related definitions in SCHEDULE B to this Agreement or
Section 1 of the Parent Company Guaranty.

     "Asset Disposition" shall mean any Transfer except:

          (a)  any

               (1) Transfer from a Subsidiary to the Parent Company or a Wholly-Owned Subsidiary; and

               (2) Transfer from the Parent Company to a Wholly-Owned
          Subsidiary;

     so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default shall exist; and

          (b) any Transfer made in the ordinary course of business and involving only property that is either (1) inventory held for sale or (2) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Parent Company or any of its Subsidiaries or that is obsolete.

     "Attributable Debt" shall mean, as to any particular lease relating to a Sale-and-Leaseback Transaction not permitted under clause (a), (b) or (c) of
SECTION 10.6, the present value of all Lease Rentals required to be paid by the Parent Company or any Subsidiary under such lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease if known or, if not known, of 10% per annum).

     "Bank" shall mean Bank of Montreal.

     "Bridge Loan Credit Agreement" shall mean that certain Non-Revolving Credit Agreement, dated as of March 30, 2006, by and between the Parent Company and the Bank.

     "Business Day" shall mean (a) for the purposes of SECTION 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York, New York, are required or authorized to be closed.

     "Capital Lease" shall mean, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Capital Lease Obligation" shall mean, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Confidential Information" is defined in SECTION 20.

     "Consolidated Debt" shall mean, as of any date of determination, the total of all Debt of the Parent Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Parent Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent Company and its Subsidiaries in accordance with GAAP.

     "Consolidated Net Income" shall mean, with reference to any period, the net income (or loss) of the Parent Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Parent Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent Company and its Subsidiaries in accordance with GAAP, but excluding, in any event, any extraordinary gains or losses determined in accordance with GAAP.

     "Consolidated Net Worth" shall mean, as of any date of determination thereof,

          (a) the sum of (1) the par value (or value stated on the books of the corporation) of the share capital (but excluding treasury shares and share capital subscribed and unissued) of the Parent Company and its Subsidiaries plus (2) the amount of the paid-in capital and retained earnings of the Parent Company and its Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Parent Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus

          (b) to the extent included in clause (a) above, all amounts properly attributable to minority interests, if any, in the shares and surplus of Subsidiaries.

     "Consolidated Total Assets" shall mean, as of any date of determination, the total assets of the Parent Company and its Subsidiaries that would be shown as assets on a consolidated balance sheet of the Parent Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the shares and surplus of Subsidiaries.

     "Consolidated Total Capitalization" shall mean, as of any date of determination, the sum of Consolidated Debt and Consolidated Net Worth.

     "Credit Agreement" shall have the meaning given in SECTION 4.2.

     "Crown" shall mean the Crown in Right of Canada or of any Province or Territory thereof.

     "Debt" shall mean, with respect to any Person, without duplication,

          (a) its liabilities for borrowed money;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) its Capital Lease Obligations;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) the principal or lease balance outstanding under Synthetic Leases;

          (f) its income-put option liabilities; and

          (g) any Guarantee of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof; provided, that Debt shall not include Guarantees of bank loans to officers of the Parent Company the proceeds of which are used to purchase shares of the Parent Company, in an aggregate principal amount not to exceed $12,000,000 at any one time outstanding.

     Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Debt Prepayment Application" shall mean, with respect to any Transfer of property, the application by the Issuer or its Subsidiaries of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Funded Debt of the Issuer or any Subsidiary of the Issuer (other than Senior Funded Debt owing to the Parent Company, any of its Subsidiaries or any Affiliates and Senior Funded Debt in respect of any revolving credit or similar facility providing the Issuer or any of its Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Funded Debt the availability under such revolving credit or similar facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Funded Debt).

     "Default" shall mean an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" shall mean, with respect to the Notes, that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced by JPMorgan Chase Bank in New York City as its "base" or "prime" rate.

     "Designated Debt" shall mean (a) any Debt of the Parent Company or any Subsidiary issued or outstanding under any agreement if the aggregate outstanding principal amount of the Debt issued or outstanding under such agreement, together with the aggregate amount of any undrawn commitments to provide loans or financial accommodations to the Parent Company or any Subsidiary under such agreement, exceeds U.S.$10,000,000, and (b) any Debt of the Parent Company or any Subsidiary issued or outstanding under one or more agreements if the aggregate outstanding principal amount of the Debt issued or outstanding under all such agreements, together with the aggregate amount of any undrawn commitments to provide loans or financial accommodations to the Parent Company or any Subsidiary under all such agreements, exceeds U.S.$25,000,000. For the avoidance of doubt, all Debt of the Parent Company and its Subsidiaries under the Credit Agreement or any other primary working capital facility, the 2003 Notes and the Subordinated Debentures shall be deemed Designated Debt.

     "Disposition Value" shall mean with respect to any property

          (a) in the case of property that does not constitute Subsidiary Shares, the book value thereof, valued at the time of such disposition in good faith by the Parent Company, and

          (b) in the case of property that constitutes Subsidiary Shares, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such shares as is equal to the percentage that the book value of such Subsidiary Shares represents of the book value of all of the outstanding share capital of such Subsidiary (assuming, in making such calculations, that all securities convertible into such share capital are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Parent Company.

     "EBITDA" shall mean, with respect to any period, the sum of (a) Consolidated Net Income for such period, plus (b) to the extent deducted in the determination of Consolidated Net Income for such period, (1) all Interest Charges during such period, (2) all depreciation and amortization expenses during such period, (3) all Federal, state and provincial income taxes during such period and (4) other non-cash expenses during such period, minus (c) to the extent included in the determination of Consolidated Net Income for such period, gains from the sale of capital assets and investments and other income-put option liabilities, all as determined in accordance with GAAP consistently applied.

     "Effective Date" is defined in SECTION 1.8.

     "Environmental Law" is defined in the Parent Company Guaranty.

     "Equity Interests" means in the case of a corporation, shares of capital stock of any class or series, including warrants, rights, participating interests or options to purchase or otherwise acquire any class or series of capital stock or securities exchangeable for or convertible into any class or series of capital stock, and in the case of any other Person or entity shall mean any class or series of partnership interests (including, without limitation, any general or limited partnership interests), units, membership interests or like interests constituting equity, and in the case of each of the foregoing, any part or portion thereof or participation in any of the foregoing.

     "Event of Default" is defined in SECTION 11.

     "Existing Credit Agreement" shall mean that certain Amended and Restated Credit Agreement, dated as of April 23, 2004, by and among the Parent Company and the Bank, as amended from time to time in accordance with the terms hereof.

     "Existing Note Purchase Agreements" is defined in SECTION 1.1.

     "Existing Notes" is defined in SECTION 1.1.

     "Fair Market Value" shall mean, as of any date of determination thereof and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

     "Forms" is defined in SECTION 8.8(A)(4).

     "Funded Debt" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of any determination thereof.

     "GAAP" shall mean generally accepted accounting principles as in effect from time to time as now or hereafter established by the Canadian Institute of Chartered Accountants or any successor thereto.

     "General Partner" shall mean HUB International Partners Limited, an Ontario corporation.

     "Guarantee" shall mean, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such Debt or obligation or any property constituting security therefor;

          (b) to advance or supply funds (1) for the purchase or payment of such Debt or obligation, or (2) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

          (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guarantee, the Debt or other obligations that are the subject of such Guarantee shall be assumed to be direct obligations of such obligor.

     "holder" shall mean, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to
SECTION 13.1.

     "Institutional Accredited Investor" shall mean an "accredited investor" within the meaning of the 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Institutional Investor" shall mean (a) any Noteholder named on SCHEDULE A hereto, (b) any holder of more than U.S.$2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "Interest Charges" shall mean, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Parent Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent Company and its Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of the Parent Company and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

     "Issuer" shall mean Hub International Limited Partnership, a limited partnership organized under the laws of Delaware, and any Successor Subsidiary.

     "Lease Rentals" shall mean, with respect to any period, the sum of all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Parent Company or a Subsidiary, as lessee or sublessee under a lease of property, but shall be exclusive of any amounts required to be paid by the Parent Company or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

     "Lien" shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of shares, shareholder agreements, voting trust agreements and all similar arrangements).

     "Make-Whole Amount" is defined in SECTION 8.6.

     "Material Subsidiary" shall mean, at any time, any Subsidiary that accounts for more than (a) 5% of Consolidated Total Assets determined as of the immediately preceding fiscal quarter or (b) 5% of consolidated revenue of the Parent Company and its Subsidiaries determined as of the immediately preceding fiscal year.

     "Minimum Interest Coverage Ratio" shall mean, as of the date of any determination thereof, the ratio of (a) EBITDA for the period consisting of the immediately preceding four consecutive fiscal quarters of the Parent Company ending on, or most recently ended prior to, such date to (b) Interest Charges for such period.

     "Net Proceeds Amount" shall mean, with respect to any Transfer of any Property by any Person, an amount equal to the difference of

          (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

          (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

     "Notes" is defined in SECTION 1.3.

     "Noteholders" is defined in the Preamble.

     "Offer Prepayment Date" is defined in SECTION 8.7(B).

     "Officer's Certificate" shall mean a certificate of a Senior Financial Officer, general partner or of any other officer of the Issuer or the Parent Company, as applicable, whose responsibilities extend to the subject matter of such certificate.

     "Parent Company" shall have the meaning given in the introductory paragraph.

     "Parent Company Guaranty" is defined in SECTION 4.1.

     "PTE" is defined in SECTION 6.2(A).

     "Person" shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Priority Debt" shall mean, without duplication, the sum of (a) Debt of the Parent Company and its Subsidiaries secured by Liens other than Liens permitted by paragraphs (a) through (k), inclusive, of SECTION 10.3, (b) Debt of Subsidiaries (including, without limitation, any Guarantee by any Subsidiary of any Debt of the Parent Company or any other Subsidiary) other than (1) Debt of the Issuer and (2) Debt of other Subsidiaries permitted by paragraphs (a) through (c), inclusive, of SECTION 10.1, and (c) Attributable Debt of the Parent Company and its Subsidiaries relating to Sale-and-Leaseback Transactions other than Sale-and-Leaseback Transactions permitted by paragraphs (a) through (c), inclusive, of SECTION 10.6.

     "property" or "properties" shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "Property Reinvestment Application" shall mean, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Issuer or any Subsidiary of operating assets of the Issuer or any Subsidiary of the Issuer to be used in the principal business of such Person.

     "QPAM Exemption" shall mean Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "Relevant Tax" is defined in SECTION 8.8.

     "Reorganization" is defined in SECTION 4.14.

     "Required Holders" shall mean, at any time, the holders of more than 50% in aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Parent Company or any of its Subsidiaries or Affiliates).

     "Resident Country" is defined in SECTION 8.8.

     "Responsible Officer" shall mean any Senior Financial Officer and any other officer of the Parent Company or the Issuer, as applicable, with responsibility for the administration of the relevant portion of this Agreement.

     "Restricted Payments" is defined in SECTION 10.12.

     "Sale-and-Leaseback Transaction" means a transaction or series of transactions pursuant to which the Parent Company or any Subsidiary shall sell or transfer to any Person (other than the Parent Company or a Wholly-Owned Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Parent Company or any Subsidiary shall rent or lease as lessee (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Senior Debt" in respect of any Person, shall mean, as of the date of any determination thereof, all Debt of such Person other than Subordinated Debt.

     "Senior Financial Officer" shall mean the chief financial officer, principal accounting officer, treasurer or comptroller of the Parent Company or the Issuer, as applicable.

     "Senior Funded Debt" in respect of any Person, shall mean, as of the date of any determination thereof, all Funded Debt of such Person other than Subordinated Funded Debt.

     "Series A Notes" is defined in SECTION 1.1.

     "Series B Notes" is defined in SECTION 1.1.

     "Source" is defined in SECTION 6.2.

     "Subordinated Debentures" shall mean, collectively, that certain 8.5% Convertible Subordinated Debenture due June 28, 2007 of the Parent Company in favor of Odyssey Reinsurance Corporation in the original principal amount of U.S.$17,500,000 and that certain 8.5% Convertible Subordinated Debenture due June 28, 2007 of the Parent Company in favor of United States Fire Insurance Company in the original principal amount of U.S.$17,500,000.

     "Subordinated Debt" in respect of any Person, shall mean, as of the date of any determination thereof, all unsecured Debt of such Person which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of such Person. For the avoidance of doubt, all Debt of the Parent Company or any Subsidiary under the Subordinated Debentures shall be deemed Subordinated Debt of the Parent Company or such Subsidiary.

     "Subordinated Funded Debt" in respect of any Person, shall mean, as of the date of any determination thereof, all unsecured Funded Debt of such Person which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Funded Debt of such Person.

     "Subsidiary" shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless otherwise clearly stated, any reference to a "Subsidiary" is a reference to a Subsidiary of the Parent Company and the Issuer is included as a Subsidiary of the Parent Company.

     "Subsidiary Shares" shall mean, with respect to any Person, the shares (or any options or warrants to purchase shares or other securities exchangeable for or convertible into shares) of any Subsidiary of such Person.

     "Successor Entity" is defined in SECTION 10.4(A).

     "Synthetic Lease" shall mean any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, where such transaction is considered debt for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

     "Tax Indemnity Amounts" is defined in SECTION 8.8.

     "Taxing Jurisdiction" is defined in SECTION 8.8.

     "Transfer" shall mean, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Shares. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Parent Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

     "2006 Guaranty Agreement" shall mean that certain Guaranty Agreement dated as of April 4, 2006 by the Parent Company in favor and for the benefit of the noteholders named therein.

     "2006 Note Purchase Agreement" shall mean that certain Note Purchase Agreement dated as of April 4, 2006 by and among the Issuer and the noteholders named therein pursuant to which such noteholders purchase the 2006 Notes.

     "2006 Notes" shall mean, collectively, those 6.43% Senior Notes due April 4, 2016 of the Issuer in the original aggregate principal amount of U.S. $75,000,000.

     "Wholly-Owned Subsidiary" shall mean any Subsidiary 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Parent Company and the Parent Company's other Wholly-Owned Subsidiaries.

                                 REORGANIZATION

     EXISTING FINANCING STRUCTURE

     Hub International Limited ("HIL"), has borrowed (a) US$65 million from the Bank of Montreal ("BMO") under a US$75 million revolving credit facility (the "HIL-BMO Facility") and (b) US$65 million from holders of fixed-rate senior notes (the "Senior Notes"). Under a master swap agreement with BMO, HIL entered into a fixed-to-floating interest rate swap (the "Swap") with respect to the Senior Notes with BMO as the Swap counterparty.

     Using funds from various internal and external sources, HIL capitalized certain offshore financing subsidiaries, including Hub (Luxembourg) S.a.r.l., Hub (Gibraltar) Limited, and Hub Hungary Liquidity Management Limited Liability Company (collectively, the "Offshore Subsidiaries"). With the funds received from HIL and its own earnings, Hub Hungary made loans (the "HOC Loans") to Hub U.S. Holdings Inc. ("Hub U.S."), a Delaware corporation wholly owned by HIL and the parent corporation of HIL's U.S. operations, and several Hub U.S. subsidiaries.

     NEW STRUCTURE

     HIL proposes to replace the existing financing structure using the Offshore Subsidiaries with the financing structure as outlined below.

     Under the new structure, the following entities, among others (collectively, the "Tower Entities") will be established: (a) a U.S. limited partnership (the "Partnership") that will be indirectly wholly owned by HIL, (b) an Ontario corporation to serve as the one-percent general partner of the Partnership, (c) a U.S. limited liability company (the "LLC") and (d) a U.S. limited liability company to act as the LLC's manager. The Tower Entities will replace the existing financing structure using the Offshore Subsidiaries.

     The Partnership will assume the obligations of HIL under the Senior Notes and the Swap. HIL will guarantee such obligations.

     The Partnership will borrow US$75 million under a loan agreement with Prudential (the "Prudential Loan"). HIL will guarantee the Prudential Loan. The Partnership will enter into a new credit facility with a BMO U.S. branch with availability of US$75 million. The Partnership will immediately borrows US$55 million under such Facility. HIL will guarantee the Partnership's obligations under such Facility.

                                  SCHEDULE 4.14
                          (to Note Purchase Agreement)

                                 EXISTING LIENS

                                                                 USD $       USD $
                                                                CURRENT      CONSOL
                                          Terms                 PORTION      TOTAL                    HUB
                                          -----                ---------   ---------                  ---
LOANS:
   21074 Uns Tech (JW),      $7875MO 5.35% 4/15/07               150,196     202,070   Mountain Secured
   21075 Ind Tech (RL),      $7875MO 5.35% 4/15/07               150,196     202,070   Mountain Secured
   21076 Montana (JW)        $3,377MO 5.35% 6/15/07               19,167      29,140   Mountain Secured
   21077 Montana (KOC)       $3.377MO 5.35% 6/15/07               38,333      58,281   Mountain Secured
   21078 Montana (RL)        $3,377MO 5.35% 6/15/07               19,167      29,140   Mountain Secured
   21046 Ned Miller Agcy,    $2,658MO, 5%, 12/15/07               29,543      60,597   Southwest Secured
   21047 Ned Miller Inc,     $6,57BMO, 5%, 12/15/07               73,106     149,953   Southwest Secured
   21048 Gillet,             $10,170MO, 6%, 11/1/07              111,855     168,073   Southwest Secured
   21061 Jenkins & Co,       $8,817MO, 6%, 10/15/06               85,798      85,798   Southwest Secured
   21068 STG Corp,           $9.03MO, 6%, 8/15/06                 73,558      73,558   Southwest Secured
   21079 GE Capital          $300K Qtr Inc Var% 12/30/07       1,200,000   2,300,000   Southwest Secured
   21073 AIWC,               $21,769MO, 4.35%, 5/15/08           239,950     598,220   Southwest Secured
                                                               ---------   ---------
      22999 Total Loans                                        2,190,869   3,956,900
CAPITAL LEASES:
   23025 O&Y Enterprises     $347.63, MO                           3,254       4,707   MGAs Secured
   23010 Heller Finl,        $2,247, MO, Bind, 67%, 10/06         19,514      19,514   Midwest Secured Office Furniture
   23011 Heller Finl,        $8,882, MO, Incl 8.67%,10/06         77,123      77,123   Midwest Secured Office Furniture
   23029 Steelcase,          $9,458, MO, Incl 6.062%, l10/06      83,064      83,064   Midwest Secured Office Furniture
   23041 Dell Finl,          $12354 MO, Incl 9.83%, 05/06          1,084       1,084   Southwest Secured
                                                               ---------   ---------
      23999 Capital Leases
                                                               =========   =========

                                  SCHEDULE 10.4
                          (to Note Purchase Agreement)

                              FORM OF SERIES A NOTE

     The securities represented by this Note have not been registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under any state, provincial or territorial securities laws. Such securities may not be sold, offered for sale, transferred, pledged or hypothecated in the absence of such registration or qualification or an exemption therefrom under the Act and any applicable state, provincial or territorial securities laws.

     The securities represented by this Note have not been qualified for distribution or resale in Canada and shall not be traded in Canada unless permitted under and traded in compliance with applicable securities laws of the provinces and territories of Canada.

                      HUB INTERNATIONAL LIMITED PARTNERSHIP

        5.71% Amended and Restated Series A Senior Note due April 4, 2011

No. R-____                                                       Date __________
$____________                                                    PPN 44333# AA 0

     For Value Received, the undersigned, Hub International Limited Partnership (herein called the "Issuer"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ Dollars (or so much thereof as shall not have been prepaid) on April 4, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.71% per annum from the date hereof, payable semiannually, on the 15th day of each June and December in each year, commencing on June 15, 2006, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 7.71% or (2) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York City as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank in New York City or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of April 4, 2006 (as from time to time amended, the "Note Purchase Agreement"), between the Issuer and the Noteholders named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note

                                    EXHIBIT 1
                          (to Note Purchase Agreement)

Purchase Agreement and (ii) to have made the representations set forth in
SECTION 6 of the Note Purchase Agreement.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

     The Issuer will make required prepayments of principal on the Note on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     This Note is unconditionally guarantied pursuant to the Parent Company Guaranty and the holder hereof is entitled to the benefits thereof. Reference is made to the Parent Company Guaranty for a statement concerning the terms and conditions governing the guaranty of the obligations of the Issuer hereunder.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        HUB INTERNATIONAL LIMITED PARTNERSHIP

                                        By:  HUB International Partners Limited,
                                                  its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                     E-1-2

                              FORM OF SERIES B NOTE

     The securities represented by this Note have not been registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under any state, provincial or territorial securities laws. Such securities may not be sold, offered for sale, transferred, pledged or hypothecated in the absence of such registration or qualification or an exemption therefrom under the Act and any applicable state, provincial or territorial securities laws.

     The securities represented by this Note have not been qualified for distribution or resale in Canada and shall not be traded in Canada unless permitted under and traded in compliance with applicable securities laws of the provinces and territories of Canada.

                      HUB INTERNATIONAL LIMITED PARTNERSHIP

        6.16% Amended and Restated Series B Senior Note due June 15, 2013

No. R-____                                                       Date __________
$____________                                                    PPN 44333# AB 8

     For Value Received, the undersigned, Hub International Limited Partnership (herein called the "Issuer"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ Dollars (or so much thereof as shall not have been prepaid) on June 15, 2013, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.16% per annum from the date hereof, payable semiannually, on the 15th day of each June and December in each year, commencing on June 15, 2006, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 8.16% or (2) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York City as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank in New York City or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of April 4, 2006 (as from time to time amended, the "Note Purchase Agreement"), between the Issuer and the Noteholders named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note

                                    EXHIBIT 2
                          (to Note Purchase Agreement)

Purchase Agreement and (ii) to have made the representations set forth in
SECTION 6 of the Note Purchase Agreement.

     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

     The Issuer will make required prepayments of principal on the Note on the dates and in the amounts specified in the Note Purchase Agreement. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

     This Note is unconditionally guarantied pursuant to the Parent Company Guaranty and the holder hereof is entitled to the benefits thereof. Reference is made to the Parent Company Guaranty for a statement concerning the terms and conditions governing the guaranty of the obligations of the Issuer hereunder.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        HUB INTERNATIONAL LIMITED PARTNERSHIP

                                        By: HUB International Partners Limited,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                     E-2-2

                         FORM OF PARENT COMPANY GUARANTY

                                 (See attached)

                                   EXHIBIT 4.1
                          (to Note Purchase Agreement)

                        FORM OF OPINION OF U. S. COUNSEL
            TO THE PARENT COMPANY, THE GENERAL PARTNER AND THE ISSUER

                                [Effective Date]

To the Noteholders listed in
SCHEDULE A to the Purchase Agreement

                      Hub International Limited Partnership
                       5.71% Amended and Restated Series A
                         Senior Notes due April 4, 2011
                                       and
                       6.16% Amended and Restated Series B
                         Senior Notes due June 15, 2013

Ladies and Gentlemen:

     We have acted as United States counsel to Hub International Limited, a Canadian corporation (the "Parent Company"), Hub International Limited Partnership, a Delaware limited partnership (the "Issuer"), and HUB International Partners Limited, an Ontario corporation (the "General Partner"), in connection with the purchase, subject to the terms and conditions set forth in the Note Purchase Agreement (the "Purchase Agreement") dated as of April 4, 2006 between the Issuer and the several noteholders named in SCHEDULE A to the Purchase Agreement (the "Noteholders"), by the Noteholders of (i) US$10,000,000 aggregate principal amount of 5.71% Amended and Restated Series A Senior Notes due April 4, 2011 and (ii) US$55,000,000 aggregate principal amount of 6.16% Amended and Restated Series B Senior Notes due June 15, 2013 of the Issuer (collectively, the "Notes"). The Notes are unconditionally guarantied by the Parent Company pursuant to that certain Guaranty Agreement dated as of April 4, 2006 (the "Parent Company Guaranty") entered into by the Parent Company in favor of and for the benefit of the holders of the Notes.

     In such capacity, we have examined the Purchase Agreement, the Parent Company Guaranty (together, the "Transaction Documents"), specimens of the Notes and the originals, or copies identified to our satisfaction, of such corporate records of the Parent Company, the partnership records of the Issuer, certificates of public officials, certificates of officers of the Parent Company and the Issuer and other persons, and such other documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed. In our examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. In rendering our opinions, we have relied as to factual matters, to the extent we deem proper, upon the representations and warranties of the Parent Company, the General Partner, the Issuer and the Noteholders contained in or made pursuant to the Purchase

                                 EXHIBIT 4.7(a)
                          (to Note Purchase Agreement)

Agreement, certificates of officers of the Parent Company, the Issuer and certificates of public officials (which we have assumed are accurate on the date hereof).

     Our opinions expressed below are limited to the laws of the State of New York and the federal laws of the United States, and the Revised Uniform Limited Partnership Act of Delaware "RULPA") and we do not express any opinion herein concerning any other law. Insofar as our opinions set forth in subparagraph (vi) below assume due authorization, execution and delivery of the Parent Company Guaranty under the federal laws of Canada applicable thereto, we understand that such matters are covered in the opinion of W. Kirk James, Vice President and Secretary of the Parent Company furnished to the Noteholders today in accordance with the provisions of the Purchase Agreement.

     Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

     (i) The Issuer is a limited partnership, duly organized and validly existing under the laws of the State of Delaware, has the limited partnership power and the limited partnership authority to execute and perform the Purchase Agreement and to issue the Notes and incur the debt to be evidenced thereby and has the full limited partnership power and the limited partnership authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary. The General Partner is the sole general partner of the Issuer.

     (ii) The Purchase Agreement has been duly authorized by all necessary limited partnership action on the part of the Issuer and has been duly executed and delivered by the Issuer.

     (iii) The Notes have been duly authorized by all necessary limited partnership action on the part of the Issuer and have been duly executed and delivered by the Issuer.

     (iv) The Purchase Agreement constitutes a legal, valid and binding agreement of the Issuer enforceable in accordance with its terms.

     (v) The Notes constitute the legal, valid and binding obligations of the Issuer enforceable in accordance with their terms.

     (vi) Assuming the due authorization, execution and delivery of the Parent Company Guaranty by the Parent Company under the federal laws of Canada applicable thereto, the Parent Company Guaranty constitutes a legal, valid and binding agreement of the Parent Company enforceable in accordance with its terms.

     (vii) No consent, approval, authorization, order, registration or qualification of or with any United States federal or New York State court or governmental agency or body is required in connection with the execution and delivery by (i) the Issuer or the General Partner on behalf of the Issuer of, and the performance by the Issuer of its obligations under, the Purchase Agreement


                                   E-4.7(a)-2
and the Notes and (ii) the Parent Company of, and the performance by the Parent Company of its obligations under, the Parent Company Guaranty.

     (viii) The issuance and sale of the Notes and the execution, delivery and performance by (i) the Issuer and the General Partner on behalf of the Issuer of the Purchase Agreement and the Notes and (ii) the Parent Company of the Parent Company Guaranty will not, in either case, result in the contravention of any statute, regulation or order of any "Governmental Authority," as such term is defined in the Purchase Agreement, of the United States of America or the State of New York.

     (ix) The issuance of the Notes and the use of the proceeds thereof as contemplated by the Purchase Agreement will not result in any violation of Regulation T, U or X of the board of Governors of the Federal Reserve System (12 C.F.R., Chapter II, as amended).

     (x) No registration of the offer and sale of Notes to the Noteholders under the Securities Act of 1933, and no qualification of a trust indenture in respect of the Notes under the Trust Indenture Act of 1939, is required in connection with the offer, sale and delivery of the Notes under the circumstances contemplated by the Purchase Agreement.

     (xi) The Issuer is not, and after giving effect to the issue and sale of the Notes and the application of the proceeds thereof as described in the Purchase Agreement, will not be, required to register as an "investment company," as such term is defined in the Investment Company Act of 1940.

     The opinions set forth below are subject to the following qualifications, limitations and assumptions:

     (i) The opinions set forth in subparagraphs (i) and (ii) above are subject to the qualification that (a) enforcement is subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the effects of bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, receivership, moratorium and other similar laws (including judicially developed doctrines with respect to such laws) affecting the rights and remedies of creditors generally;

     (ii) The effects of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law) and (b) any rights to indemnity and contribution under the Purchase Agreement may be limited by federal and state securities laws and public policy considerations underlying such laws, whether applied by a court of law or equity, with respect to the performance and enforcement of the Transaction Documents;

     (iii) Applicable state and federal laws, court decisions and constitutional requirements which may limit or render unenforceable certain of the rights and remedies purportedly available to the Noteholder under the Transaction Documents. It is our opinion, however, that none of the


                                   E-4.7(a)-3
foregoing laws, decisions or requirements will materially interfere with the practical realization of the benefits intended to be provided by the Transaction Documents, although such realization may be delayed and rendered more costly as a result of the invalidity or enforceability of such provisions;

     (iv) We express no opinion as to the effect of any antitrust and unfair competition laws and regulations, or pension and employment benefit laws and regulations;

     (v) We express no opinion as to any provisions in the Transaction Documents that waive statutory rights to receive notice or to be allowed to cure defaults, or that purport to establish particular notice periods or actions as reasonable or particular determinations as conclusive or final and binding, or commit the same to the discretion of any person;

     (vi) Any limitations under applicable laws, judicial decisions and considerations of public policy which relate to indemnification, exculpation and contribution provisions;

     (vii) We express no opinion as to provisions of the Transaction Documents to the effect that rights or remedies are not inclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies;

     (viii) We express no opinion as to provisions in the Transaction Documents waiving vaguely or broadly stated rights or unknown future rights;

     (ix) We express no opinion as to the enforceability of any provisions in the Transaction Documents appointing one party as an attorney-in-fact for an adverse party, or purporting to make a power-of-appointment irrevocable unless it is coupled with an interest; and

     (x) We express no opinion as to the enforceability of any provisions in the Transaction Documents relating to restricting access to courts, waiving the right to trial by jury.

     We further express no opinion with respect to any questions of conflict of laws, or any provisions in the Transaction Documents that purport to (a) require that the Transaction Documents may not be amended, except in writing, (b) require the disregarding of any course of dealing between parties, and (c) provide for the enforceability of any Transaction Document, in whole or in part, if any material term or provision thereof is determined to be unenforceable or invalid or provide for the validity or enforceability of such invalid or unenforceable provision in any other jurisdiction. To the extent that our opinion herein is rendered as to RULPA, we call to your attention that we are not admitted to practice, and have not consulted with counsel admitted to practice, in the state of Delaware. We have based such opinion solely upon our examination of RULPA, as reported in standard, unofficial compilations.

     We express no opinion herein concerning any statutes, ordinances, administrative decisions, rules or regulations of any county, town, municipality or special political subdivision (whether created or enabled through legislative action at the federal, state or regional level). This


                                   E-4.7(a)-4
opinion letter is given as of the date hereof and we assume no obligation to advise you of changes that may hereafter be brought to our attention.

     This opinion is being furnished to the Noteholders solely for the Noteholders' benefit and the benefit of their successors and permitted assigns in connection with their purchase of the Notes, and is not to be used, circulated, quoted or otherwise referred to for any other purpose, provided that a copy of this opinion may be provided to any regulatory agency having authority over you, including the National Association of Insurance Commissioners.

                                        Very truly yours,


                                   E-4.7(a)-5

                   FORM OF OPINION OF THE CHIEF LEGAL COUNSEL
            TO THE PARENT COMPANY, THE GENERAL PARTNER AND THE ISSUER

                                  April 4, 2006

TO THE NOTEHOLDERS LISTED
IN THE ATTACHED SCHEDULE "A"
(the "Noteholders")

Ladies and Gentlemen:

       Re: Hub International Limited Partnership - Issue (the "Issue") of
                    U.S.$10,000,000 Principal Amount of 5.71%
                   Amended and Restated Series A Senior Notes
         Due April 4, 2011 and U.S.$55,000,000 Principal Amount of 6.16%
          Amended and Restated Series B Senior Notes Due June 15, 2013
               (collectively, the "Notes") and Guaranty Agreement
                with respect thereto by Hub International Limited

     I am a Vice President and the Secretary of Hub International Limited, a Canadian corporation (the "Company"). Prior to holding these offices, I was the Chief Legal Officer of the Company. This letter is issued in connection with the execution and delivery, subject to the terms and conditions set forth in the Note Purchase Agreement (the "Purchase Agreement") dated April 4, 2006 between Hub International Limited Partnership, a Delaware limited partnership (the "Issuer"), and the several noteholders named in Schedule A to the Purchase Agreement (the "Noteholders"), of US$10,000,000 aggregate principal amount of 5.71% Amended and Restated Senior Notes due April 4, 2011 of the Issuer and U.S.$55,000,000 aggregate principal amount of 6.16% Senior Notes due June 15, 2013 of the Issuer (collectively, the "Notes"). The Notes are unconditionally guarantied by the Company pursuant to that certain Guaranty Agreement dated April 4, 2006 (the "Company Guaranty") entered into by the Company in favor of and for the benefit of the holders of the Notes.

     In such capacity, I have examined the Purchase Agreement, the Notes, the Company Guaranty (together, the "Transaction Documents"), and the originals, or copies identified to my satisfaction, of such corporate records of the Company, partnership records of the Issuer, certificates of public officials, certificates of officers of the Company, the Issuer and other persons, and such other agreements and documents as I have deemed necessary as a basis for the opinions hereinafter expressed. In my examination, I have assumed the genuineness of all signatures other than those on behalf of the Company, the General Partner and the Issuer, the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies. In rendering my opinions, I have relied as to factual matters, to the extent I deem proper, upon the representations and warranties of the Company, the Issuer and the Noteholders contained in or made pursuant to the Purchase Agreement,


                                 EXHIBIT 4.7(b)
                          (to Note Purchase Agreement)
certificates of officers of the Company and the Issuer and certificates of public officials (which I have assumed are accurate on the date hereof).

     Subject to the last sentence of this paragraph, the opinions expressed below are limited to the laws of the Province of Ontario and the federal laws of Canada and I do not express any opinion herein concerning any other law. My opinions are rendered only with respect to the laws, and the rules, regulations, policies and orders thereunder, which are currently in effect. In addition, I do not express any opinion herein concerning the securities laws of the Province of Ontario or the rules, regulations, policies and orders thereunder. Matters addressed in the opinions below not relating to the laws of the Province of Ontario and the federal laws of Canada are provided by me on behalf of the Company, the General Partner and the Issuer as a Vice President and the Secretary of the Company and not in a personal capacity, and are based on my knowledge as a Vice President and the Secretary of the Company, certificates of officers of the Company and the Issuer and certificates of public officials.

     Based upon the foregoing and subject to the assumptions, qualifications and exceptions set forth herein, I am of the opinion that:

     1. The Company is a corporation, duly incorporated and validly existing under the laws of Canada, has the corporate power and the corporate authority to execute and perform the Company Guaranty and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary. Hub International Partners Limited is a corporation, duly organized and validly existing under the laws of Province of Ontario, has the corporate power and the corporate authority to execute the Purchase Agreement and the Notes on behalf of the Issuer and to cause the Issuer to issue the Notes and to incur the debt to be evidenced thereby and has full corporate power and corporate authority to conduct the activities in which it is now engaged and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

     2. Each Material Subsidiary (as such term is defined in Schedule A to this letter and a list of which is set forth on such Schedule ) is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary. All of the issued and outstanding equity interests of each Material Subsidiary have been duly issued and are fully paid and non-assessable.

     3. The Company Guaranty has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company. The execution by the General Partner of the Purchase Agreement on behalf of the Issuer has been duly authorized by all necessary corporate action on behalf of the General Partner and the Purchase Agreement has been duly executed and delivered by the General Partner on behalf of


                                   E-4.7(b)-2
the Issuer. The execution of the Notes by the General Partner on behalf of the Issuer has been duly authorized by all necessary corporate action on the part of the General Partner and the Notes have been duly executed and delivered by the General Partner on behalf of the Issuer.

     4. The issuance and sale of the Notes and the execution, delivery and performance by the Issuer of the Purchase Agreement and the Notes and by the Company of the Company Guaranty do not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Material Subsidiary under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other material agreement or instrument to which the Company or any Material Subsidiary is bound or by which the Company or any Material Subsidiary or any of their respective properties may be bound or affected.

     5. Except as described in Item 3 of the Company's Form 10-K for the period ending December 31, 2005 filed with the United States Securities and Exchange Commission on March 13, 2006, there are no actions, suits or other proceedings pending or, to my knowledge after due inquiry, threatened against or affecting the Company or any Material Subsidiary or any property of the Company or any Material Subsidiary in any court or before any arbitrator of any kind or any governmental authority that, if adversely determined, could reasonably be expected to materially and adversely affect the Issuer's ability to perform its obligations under the Purchase Agreement or the Notes, the Company's ability to perform its obligations under the Company Guaranty or the validity or enforceability of the Purchase Agreement, the Notes or the Company Guaranty.

     This opinion is being furnished to the Noteholders in connection with the execution and delivery of the Notes solely for the Noteholders' benefit and the benefit of their successors and permitted assigns, and is not to be used, circulated, quoted or otherwise referred to for any other purpose, provided that a copy of this opinion may be provided to any regulatory agency having authority over you, including the National Association of Insurance Commissioners.

                                        Very truly yours,


                                        W. Kirk James
                                        Vice-President and Secretary


                                   E-4.7(b)-3

                       FORM OF OPINION OF CANADIAN COUNSEL
                              TO THE PARENT COMPANY

                                  April 4, 2006

TO THE NOTEHOLDERS LISTED
IN ATTACHED SCHEDULE A:

Dear Sirs/Mesdames:

         Re: Issue (the "Issue") of U.S.$10,000,000 Principal Amount of
                5.71% Amended and Restated Series A Senior Notes
           Due April 4, 2011 and U.S. $55,000,000 Principal Amount of
                6.16% Amended and Restated Series B Senior Notes
                Due June 15, 2013 (collectively, the "Notes") and
                   Guaranty Agreement with respect thereto by
                            HUB International Limited

     We have acted as counsel to Hub International Limited, a Canadian corporation (the "Parent Company"), in connection with the issue and sale today by Hub International Limited Partnership, a limited partnership organized under the laws of the State of Delaware (the "Issuer") to you of the Notes pursuant to that certain note purchase agreement dated as of April 4, 2006 by and among the Issuer and each of the addressees hereto (the "Note Purchase Agreement"). We have also acted as counsel to Hub International Partners Limited (the "General Partner"), an Ontario corporation and the general partner of the Issuer. This opinion is being furnished to you pursuant to Section 4.7(c) of the Note Purchase Agreement. The Notes are unconditionally guarantied by the Parent Company pursuant to that certain Guaranty Agreement dated April 4, 2006 (the "Parent Company Guaranty") by the Parent Company in favor of the holders of the Notes. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Note Purchase Agreement.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, certificates and corporate records and such other materials as we have considered necessary or appropriate for the purposes of this opinion, including (a) an executed copy of the Note Purchase Agreement, the Notes and the Parent Company Guaranty (each being a "Document" and, collectively, the "Documents"), and (b) a certificate of officers of the Parent Company and the Issuer as to certain factual matters.

     In our examination of the foregoing documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to the originals thereof of all documents submitted to us as certified or conformed copies, telecopies or photocopies.


                                 EXHIBIT 4.7(c)
                          (to Note Purchase Agreement)

     We have also examined such certificates of public officials and such other certificates, documents and corporate and other records as we have considered necessary as a basis for or relevant to the opinions hereinafter expressed.

     We have assumed that:

          (a) Each of the Parent Company and the General Partner is incorporated and existing under the corporate laws applicable to it.

          (b) The Parent Company has the corporate power and capacity to execute, deliver and perform its obligations under the Parent Company Guaranty.

          (c) The General Partner has the corporate power and capacity to execute, deliver and perform its obligations under the Note Purchase Agreement and the Notes.

          (d) The Parent Company has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Parent Company Guaranty, and the Parent Company has duly executed and delivered the Parent Company Guaranty.

          (e) The General Partner has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Note Purchase Agreement and the Notes on behalf of the Issuer, and the General Partner has duly executed and delivered the Note Purchase Agreement and the Notes on behalf of the Issuer.

          (f) The execution, delivery and performance of the Parent Company Guaranty by the Parent Company does not breach or result in a default under the articles or by-laws of the Parent Company or any unanimous shareholders agreement applicable thereto.

          (g) The Issuer is a limited partnership each member of which is and will be at all times when the Notes and the Parent Company Guaranty are outstanding a corporation resident in Canada and the Parent Company is a corporation resident in Canada within the meaning of the Income Tax Act (Canada).

          (h) The execution, delivery and performance of the Note Purchase Agreement and the Notes by the General Partner on behalf of the Issuer does not breach or result in a default under the articles or by-laws of the General Partner, any unanimous shareholders agreement applicable thereto, or the partnership agreement of the Issuer.

          (i) All necessary partnership action has been taken to authorize the execution, delivery and performance of the Note Purchase Agreement and the Notes by the Issuer.

          (j) If any obligation under the Documents is required to be performed in any jurisdiction outside of Ontario, the performance of that obligation will not be illegal under the laws of that jurisdiction.


                                   E-4.7(c)-2

          (k) The Documents constitute legal, valid and binding obligations of the Parent Company and the Issuer, as applicable, enforceable against them in accordance with their terms.

          (l) The representations and warranties made by the Noteholders in the Note Purchase Agreement are true and correct, and we are entitled to rely upon them.

     Based upon the foregoing and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

     1. The execution, delivery and performance by the Parent Company of the Parent Company Guaranty, and the execution and delivery by the General Partner on behalf of the Issuer of the Note Purchase Agreement and the Notes, will not contravene any law, statute or regulation of Canada or the Province of Ontario to which the Parent Company or the General Partner is subject.

     2. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any federal or provincial commission, board or regulatory authority of the Province of Ontario or of Canada is required in connection with (a) the execution and delivery of the Parent Company Guaranty by the Parent Company or the performance of the transactions contemplated thereby, or (b) the execution and delivery of the Note Purchase Agreement and the Notes by the General Partner on behalf of the Issuer.

     3. No income taxes will be required to be withheld by the Issuer or the Parent Company under the Income Tax Act (Canada), or under the income tax laws of the Province of Ontario, in connection with any payment under the Notes or Parent Company Guaranty of the principal of, or the interest or premium, if any, on, the Notes by the Issuer or the Parent Company provided that at the time of such payment each member of the Issuer and the Parent Company deals at arm's length (within the meaning of the Income Tax Act (Canada)) with you. Moreover, provided that you are neither a resident nor deemed to be a resident of Canada for purposes of the Income Tax Act (Canada) and you neither use or hold nor are deemed or determined by or for purposes of the Income Tax Act (Canada) to use or hold the Notes or the Parent Company Guaranty in or in the course of carrying on a business in Canada, no other income or capital gains tax is payable under the Income Tax Act (Canada) or under the income tax laws of the Province of Ontario in respect of the Notes or the Parent Company Guaranty merely as a consequence of receiving interest or premium payable thereon. Neither the holding of the Notes or the Parent Company Guaranty nor the receipt of any payment pursuant thereto will, in and of itself, constitute the carrying on a business in Canada under the Income Tax Act (Canada).

     4. In the event that the Parent Company Guaranty is sought to be enforced against the Parent Company or the Note Purchase Agreement or the Notes are sought to be enforced against the General Partner (by virtue of it being the general partner of the Issuer) in any action or proceeding in the Province of Ontario in accordance with laws applicable thereto as chosen by the parties, namely the laws of the State of New York ("New York Law"), the courts of competent jurisdiction of the Province of Ontario (the "Ontario Courts") (i) would recognize the


                                   E-4.7(c)-3
choice of laws provided that such choice of laws is bona fide (in the sense that it was not made with a view to avoiding the consequences of the law of any other jurisdiction) and is not contrary to public policy, as such term is understood under the laws of the Province of Ontario ("Ontario Law"), (ii) would apply New York Law in any such action or proceeding, upon appropriate evidence as to such laws being adduced, provided that none of the provisions of the Documents or of New York Law, are contrary to public policy, as such term is understood under Ontario Law ("Ontario Public Policy"), (iii) would apply Ontario Law that under Ontario Law would be characterized as procedural, (iv) would apply provisions of Ontario Law that have overriding effect, as interpreted under Ontario Law, and
(v) would not apply New York Law that under Ontario Law would be characterized as revenue, expropriatory, penal or other public law. Subject to the following sentence, any action or proceeding with respect to the Documents may be brought against the Parent Company or the General Partner, as applicable, in an Ontario Court. An Ontario Court may, however, reserve to itself an inherent power to decline to hear an action if it is contrary to public policy, as such term is understood under Ontario Law, for it to do so, or if it is not the proper forum to hear such action, or if concurrent proceedings are being brought elsewhere. Assuming that the same meaning would be given to the terms used in the Documents under New York Law as under Ontario Law, to the best of our knowledge none of the provisions of the Documents would violate Ontario Public Policy or be subject to provisions of Ontario Law that have overriding effect.

     5. Ontario Law and the federal laws of Canada applicable therein permit an action to be brought before an Ontario Court on a final and conclusive judgment in personam of a court of a state of the United States of America or a federal court sitting therein (a "Foreign Court") that is subsisting and unsatisfied and not impeachable as void or voidable or otherwise ineffective under applicable United States federal or state law and for a sum certain if: (A) the Foreign Court rendering such judgment had jurisdiction over the judgment debtor, as recognized by an Ontario Court; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice or other rule of law, whether equitable, legal or statutory, and the enforcement thereof would not be inconsistent with public policy, as such term is understood under Ontario Law and the federal laws of Canada applicable therein or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; and (D) the action to enforce such judgment is commenced within the applicable limitation period.

     6. The submission by the Parent Company and the Issuer to the non-exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan and the federal courts of the United States of America for the Southern District of New York, contained in Section 12 of the Parent Company Guaranty and Section 22 of the Note Purchase Agreement, respectively, would be recognized and given effect by the Ontario Courts as a valid submission to the jurisdiction of such courts, provided that the provisions of the Parent Company Guaranty or the Note Purchase Agreement respecting service of process on the Parent Company or the Issuer, as the case may be, are duly complied with.


                                   E-4.7(c)-4

     7. Each of the Parent Company and the General Partner is subject to the relevant civil and commercial law of Ontario with respect to its obligations under the Parent Company Guaranty or the Note Purchase Agreement and the Notes, respectively, and neither the Parent Company or the General Partner nor its assets has the benefit of any right of immunity, whether sovereign immunity or otherwise, from any action, suit, proceeding or execution in respect of its obligations under the Parent Company Guaranty or the Note Purchase Agreement and the Notes, as applicable.

     8. No stamp, registration, documentary or other similar tax, duty or fee is payable under Canadian federal law or Ontario Law in connection with the execution and delivery of the Parent Company Guaranty by the Parent Company or the execution and delivery of the Note Purchase Agreement and the Notes by the General Partner on behalf of the Issuer.

     9. To ensure the admissibility into evidence, no notarization of the Documents, and no registration or filing with or notice to, any governmental agency or authority of the Province of Ontario or Canada is required.

     The foregoing opinions are subject to the following assumptions, qualifications, limitations and exceptions:

     (a) the enforcement of any Document may be limited by any applicable bankruptcy, insolvency, winding-up, reorganization, arrangement, moratorium or other laws affecting creditors' rights generally;

     (b) the enforcement of the Documents will be subject to the Limitations Act, 2002 (Ontario) and we express no opinion as to whether a court may find a provision of any Document to be unenforceable as an attempt to vary or exclude a limitation period under that Act;

     (c) the enforcement of any Document may be limited by general principles of equity and the obligation to act in a reasonable manner, and no opinion is expressed regarding the availability of any equitable remedy (including those of specific performance and injunction) which remedies are only available in the discretion of a court of competent jurisdiction;

     (d) any requirement in any of the Documents that interest be paid at a higher rate after than before default may not be enforceable;

     (e) no opinion is expressed as to compliance with the Personal Information Protection and Electronic Documents Act (Canada) or any other applicable privacy laws;

     (f) pursuant to the Currency Act (Canada), a judgment by an Ontario court must be awarded in Canadian currency and that such judgment may be based on a rate of exchange in existence on a day other than the day of payment; and


                                   E-4.7(c)-5

     (g)  we express no opinion as to the enforceability of the Documents.

     Our opinions expressed above are limited to Ontario Law and the laws of Canada applicable therein. Our opinions are rendered only with respect to the laws, and the rules, regulations, policies and orders thereunder, which are currently in effect. In connection with the opinions given in paragraph 3 above, we are relying on our understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (the "CRA") made publicly available prior to the date hereof, including the long-standing administrative policy of the CRA that the exemption from Canadian withholding tax contained in paragraph 212(1)(b)(vii) of the Income Tax Act (Canada) can be applicable to debt of a partnership where each of the partners is a corporation resident in Canada for purposes of the Income Tax Act (Canada). We express no opinion as to whether, absent such long-standing administrative policy, payments under the Notes and the Parent Company Guaranty would be subject to withholding tax under the Income Tax Act (Canada).

     This letter is furnished by us solely for your benefit and the benefit of your successors and permitted assigns in connection with the transactions referred to in the Documents and may not be relied upon by any other Person.

                                        Very truly yours,


                                   E-4.7(c)-6

                       FORM OF OPINION OF SPECIAL COUNSEL
                               TO THE NOTEHOLDERS

     The closing opinion of Chapman and Cutler LLP, special counsel to the Noteholders, called for by SECTION 4.7(D) of the Agreement, shall be dated the date of the Effective Date and addressed to the Noteholders, shall be satisfactory in form and substance to the Noteholders and shall be to the effect that:

     1. The Agreement and the Notes being delivered on the date hereof constitute the legal, valid and binding contracts of the Issuer, enforceable against the Issuer in accordance with its terms. The Guaranty Agreement constitutes the legal, valid and binding contract of the Parent Company, enforceable against the Parent Company in accordance with its terms.

     2. The issuance, sale and delivery of the Notes being delivered on the date hereof under the circumstances contemplated by this Agreement do not, under existing law, require the registration of such Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Chapman and Cutler LLP shall also state that the opinions of Katten Muchin Rosenman LLP, W. Kirk James and Blake, Cassels & Graydon LLP are satisfactory in scope and form to Chapman and Cutler LLP and that, in their opinion, the Noteholders are justified in relying thereon.

     The opinion of Chapman and Cutler LLP is limited to the laws of the State of New York, the general business corporation law of the State of Delaware and the Federal laws of the United States.

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler LLP may rely on appropriate certificates of public officials and officers of the Parent Company and the Issuer and upon representations of the Parent Company, the Issuer and the Noteholders delivered in connection with the issuance and sale of the Notes.

                                 EXHIBIT 4.7(d)
                          (to Note Purchase Agreement)